PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund

Pear Tree Quality Fund

Pear Tree PanAgora Emerging Markets Fund

Pear Tree PanAgora Risk Parity Emerging Markets Fund

Pear Tree Polaris Foreign Value Fund

Pear Tree Polaris Foreign Value Small Cap Fund

ANNUAL REPORT
March 31, 2017

TABLE OF CONTENTS
President's Letter	1
Fund Expenses	2
Portfolio Manager Commentaries	4
Pear Tree Polaris Small Cap Fund	4
Pear Tree Quality Fund	7
Pear Tree PanAgora Emerging Markets Fund	9
Pear Tree PanAgora Risk Parity Emerging Markets Fund	11
Pear Tree Polaris Foreign Value Fund	13
Pear Tree Polaris Foreign Value Small Cap Fund	16
Schedules of Investments	20
Pear Tree Polaris Small Cap Fund	20
Pear Tree Quality Fund	24
Pear Tree PanAgora Emerging Markets Fund	28
Pear Tree PanAgora Risk Parity Emerging Markets Fund	35
Pear Tree Polaris Foreign Value Fund	49
Pear Tree Polaris Foreign Value Small Cap Fund	53
Statements of Assets and Liabilities	58
Statements of Operations	62
Statements of Changes in Net Assets	64
Financial Highlights	70
Notes to Financial Statements	84
Report of Independent Registered Public Accounting Firm	107
Information for Shareholders	108
Privacy Notice
Trustees and Ofﬁcers	109
Service Providers	Inside back cover

This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds' investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call (800) 326-2151.
NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,
We are pleased to provide you with the Pear Tree Funds' Annual Report for the twelve-month period ended March 31, 2017 and to update you on recent market conditions and the performance of the Pear Tree Funds.
For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at feedback@peartreefunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

Sincerely,

Willard Umphrey
President and Chairman
Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds' Investment Manager and Sub-Advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisors to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Pear Tree Fund's current or future investments.
Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES
We believe it's important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund's Expense Example, which appears below.
Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
Actual Expenses
The first line for each Share Class for each Fund provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading "Expenses Paid During the Period."
Hypothetical Example for Comparison Purposes
The second line for each Share Class for each Fund shows you hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.
The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund's 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended March 31, 2017
For Ordinary and Institutional Shares, these examples are based on $1,000 being invested at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.
			Beginning	Ending	Annualized	Expenses Paid[1]
		Total Return	Account Value	Account Value	Expense	10/1/2016-
Pear Tree Fund	Share Class	Description	10/1/16	3/31/2017	Ratio	3/31/2017
Small Cap	Ordinary	Actual	$1,000.00	$1,125.30	1.35%	$7.17
		Hypothetical	$1,000.00	$1,018.19	1.35%	$6.81
	Institutional	Actual	$1,000.00	$1,127.00	1.10%	$5.84
		Hypothetical	$1,000.00	$1,019.44	1.10%	$5.55
Quality	Ordinary	Actual	$1,000.00	$1,077.60	1.31%	$6.77
		Hypothetical	$1,000.00	$1,018.41	1.31%	$6.58
	Institutional	Actual	$1,000.00	$1,078.70	1.06%	$5.47
		Hypothetical	$1,000.00	$1,019.67	1.06%	$5.32
Emerging Markets	Ordinary	Actual	$1,000.00	$1,042.30	1.06%	$5.42
		Hypothetical	$1,000.00	$1,019.63	1.06%	$5.36
	Institutional	Actual	$1,000.00	$1,044.10	0.80%	$4.07
		Hypothetical	$1,000.00	$1,020.95	0.80%	$4.02
Risk Parity	Ordinary	Actual	$1,000.00	$1,033.10	1.32%	$6.70
Emerging Markets		Hypothetical	$1,000.00	$1,018.34	1.32%	$6.65
	Institutional	Actual	$1,000.00	$1,034.50	1.05%	$5.34
		Hypothetical	$1,000.00	$1,019.68	1.05%	$5.30
Foreign Value	Ordinary	Actual	$1,000.00	$1,075.90	1.53%	$7.90
		Hypothetical	$1,000.00	$1,017.32	1.53%	$7.68
	Institutional	Actual	$1,000.00	$1,076.70	1.28%	$6.61
		Hypothetical	$1,000.00	$1,018.57	1.28%	$6.42
Foreign Value	Ordinary	Actual	$1,000.00	$1,091.20	1.55%	$8.07
Small Cap		Hypothetical	$1,000.00	$1,017.21	1.55%	$7.79
	Institutional	Actual	$1,000.00	$1,093.40	1.30%	$6.77
		Hypothetical	$1,000.00	$1,018.47	1.30%	$6.53

For R6 Shares, the examples reflecting Actual Returns are based on $1,000 being invested on February 7, 2017 (the first day that R6 Shares were publicly available) and held for the entire period, that is, February 7, 2017 to March 31, 2017. The examples reflecting Hypothetical Returns are based on $1,000 being invested at October 1, 2016 (the first day of the second semi-annual period of the Funds' fiscal year) and held for the entire period, that is, October 1, 2016 to March 31, 2017.
			Beginning	Ending	Annualized	Expenses
		Total Return	Account Value	Account Value	Expense	Paid for
Pear Tree Fund	Share Class	Description	(period begins)	(period ends)	Ratio	period
			$1,000.00	$1,034.00		$1.662
Foreign Value	R6	Actual	(2/7/2017)	(3/31/2017)	1.14%
			$1,000.00	$1,019,23		$5.751
		Hypothetical	(10/1/2016)	(3/31/2017)	1.14%
			$1,000.00	$1,063.00		$1.682
Foreign Value	R6	Actual	(2/7/2017)	(3/31/2017)	1.14%
Small Cap			$1,000.00	$1,019,22		$5.761
		Hypothetical	(10/1/2016)	(3/31/2017)	1.14%

[1]	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 52/365 (to reflect the period).

PEAR TREE POLARIS SMALL CAP FUND
INVESTMENT PROFILE
All Data as of March 31, 2017

Fund Information
Net Assets Under Management	$116.5 Million
Number of Portfolio Holdings	51
Average Price to Book Ratio	2.2
Average Price to Earnings Ratio	20.3
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.47%	1.22%
Total Expense Ratio (Net)*	1.47%	1.10%
Ticker Symbol	USBNX	QBNAX
*	per prospectus dated February 6, 2017 as supplemented April 6, 2017. See financial highlights for total expense ratios for the fiscal year ended March 31, 2017.

Investment Commentary

(prepared by Polaris Capital Management, LLC, sub-adviser to Pear Tree Polaris Small Cap Fund)
For the fiscal year ended March 31, 2017, the Pear Tree Polaris Small Cap Fund's Ordinary Shares (the "Fund") underperformed its bench-mark, the Russell 2000 Index (the "Index"). The Fund had a 1-year return of 23.36% at net asset value compared to 26.22% for the Index.

Market Conditions and Investment Strategies

Proposed corporate tax reductions and regulatory relief for banks, and the Federal Reserve's decision to raise rates, led to a banner year for U.S. banking stocks. Nearly all portfolio holdings in financials had double-digit gains, led by BNC Bancorp, Bryn Mawr Bank Corp., Central Pacific Financial and Brookline Bancorp. Ameris Bancorp reported record net income, greater loan activity, decreases in non-performing assets and growth in the retail mortgage, warehouse lending and SBA business lines. The bank also launched a joint venture with US Premium Finance, one of the nation's largest property/casualty insurance premium finance companies. Rebounding oil prices prompted demand for Greenbrier Companies oil-transporting railcars. Electronic components manufacturer Bel Fuse Inc. solidified the value of its Power-One acquisition, recording profitability on greater efficiencies and new customers. Phibro Animal Health posted solid earnings, attributable to resilient sales and healthy margins in the core feed additives business. Other notable contributors included EPR Properties, Ferro Corp and KForce Inc.

Detractors were largely relegated to the Consumer Discretionary sector, including National CineMedia, Motorcar Parts of America and Entravision Communications. To obtain antitrust approval for the AMC/Carmike Cinemas acquisition, AMC reduced its stake in National CineMedia. This news triggered a stock price decline. In mid-March 2017, the exhibition ad sales firm announced new deals with five exhibition chains expected to offset AMC losses. Motorcar Parts of America suffered through multiple quarters of slower U.S. auto sales, negatively impacting fiscal year performance. The company turned the tide in the first quarter of 2017, delivering record quarterly results, with revenues up 20% on the launch of new aftermarket products. Entravision, a media company focused on the U.S. Hispanic and Mexican markets, saw lesser demand for its services, compounded by weaker advertising spending atypical of a presidential election year.
Portfolio Changes
During the fiscal year, we exited 16 companies across various industries, including Papa John's, IMAX, Luxoft Holding and Ambarella Inc. Most were sold as valuations reached our target levels; others were replaced for more fundamentally attractive stocks. Share prices rose after Virgin America, Astoria Financial and Southwest Bancorp became acquisition targets; we capitalized on M&A as a prime opportunity to sell. Proceeds from these sales were used to purchase aforementioned Bel Fuse Inc. and Phibro Animal Health; VWR Corporation, a distributor of lab products; healthcare IT company, Computer Programs & Systems, Inc.; Exco Technologies Ltd, a Canadian automotive parts supplier; and two companies based in Puer to Rico.

PEAR TREE POLARIS SMALL CAP FUND

A Look Ahead

U.S. small cap stocks advanced markedly in 2016, as the Russell 2000 Index returned 21.31%. Al-though the heady 2016 pace has slackened, we believe that the current economic climate and the Administration's pro-business agenda will prove a boon to small-cap companies in 2017. We have already identified a number of inexpensive companies in defensive sectors, namely Consumer Staples and Industrials. Modest portfolio changes will unfold in the months ahead, as we seek to enhance the valuation profile of the Fund and achieve admirable long-term results.

The Fund's lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS SMALL CAP FUND

Top 10 Holdings		Sector Allocation
Percentage of total net assets	24.8%	Percentage of total net assets	100.0%
Ameris Bancorp	3.5%	Financials	27.0%
EPR Properties	2.7%	Industrials	15.9%
BNC Bancorp	2.6%	Consumer Discretionary	15.4%
Ferro Corporation	2.4%	Information Technology	11.8%
Kforce, Inc.	2.4%	Health Care	9.6%
Entravision Communications Corporation, Class A	2.3%	Real Estate	9.5%
Computer Programs and Systems, Inc.	2.3%	Materials	4.0%
Natus Medical, Inc.	2.2%	Utilities	2.1%
Motorcar Parts of America, Inc.	2.2%	Energy	1.5%
Central Pacific Financial Corporation	2.2%	CASH + other assets (net)	3.2%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.
Value of a $10,000 Investment
Pear Tree Polaris Small Cap. (PTSC) Ordinary Shares vs.
 S&P 500 Index
Average Annual Total Returns
		Six				Since	Inception
	1Q 2017	Months	One Year	Five Year	Ten Year	Inception	Date
Ordinary Shares	1.11%	12.53%	23.36%	9.45%	3.55%	9.93%	08/03/1992
Institutional Shares[1]	1.18%	12.70%	23.71%	9.73%	3.81%	9.42%	01/06/1993
Russell 2000[2]	2.47%	11.52%	26.22%	12.35%	7.12%	9.76%
1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
2 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date of the Index is 08/3/92.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers. The Fund may invest in foreign issuers that trade on U.S. stock exchanges. These issuers may be subject to special risks including different corporate governance rules and bankruptcy laws.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE QUALITY FUND

INVESTMENT PROFILE
All Data as of March 31, 2017

 Fund Information

Net Assets Under Management	$119.5 Million
Number of Portfolio Holdings	63
Average Price to Book Ratio	6.0
Average Price to Earnings Ratio	19.1
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.55%	1.30%
Total Expense Ratio (Net)*	1.30%	1.05%
Ticker Symbol	USBOX	QGIAX

*	per prospectus dated February 6, 2017 as supplemented April 6, 2017. See financial highlights for total expense ratios for the fiscal year ended March 31, 2017.

    Investment Commentary

For the fiscal year ended March 31, 2017, Pear Tree Quality Fund's Ordinary Shares (the "Fund") underperformed its benchmark, the S&P 500 (the "Index"). The Fund achieved a return of 14.04% at net asset value compared to 17.17% for the Index.

Market Conditions and Investment Strategies

The Fund's investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the "Target Portfolio") and monitoring the Target Portfolio's holdings. The Fund's investment adviser, at the direction of the investment manager, rebalances the Fund's portfolio to correspond to the Target Portfolio's most recent holdings as publicly reported. From April 1, 2016 to March 31, 2017, the Fund's Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.17.

Over the previous 12 months, the Health Care sector was the largest positive contributor to the Fund's performance due to stock selection. The Energy, Industrials, Materials, Real Estate, Telecommunication Services and Utilities sectors also contributed to performance.

The greatest detractor from performance came from the Financial sector where zero exposure to the sector negatively affected relative performance. Other large detractors were sector selection in Consumer Staples and stock selection in the Information Technology sector.
Portfolio Changes
We expect the Fund to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.

For the fiscal period ending March 31, 2017, the Fund rebalanced its holdings four times in response to quarterly holdings reports filed by the Target Portfolio. The rebalances resulted in the sale of 19 positions. Also as a result of the rebalances, the Fund opened new positions in seven companies; three Information Technology companies, two Health Care companies, one Energy company and one Financial company.
A Look Ahead
For the foreseeable future, the Fund's investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund's Prospectus.

Fund trading execution is overseen by Robert von Pentz, CFA of Columbia Partners, L.L.C. Investment Management

PEAR TREE QUALITY FUND

Top 10 Holdings		Sector Allocation
Percentage of total net assets	43.6%	Percentage of total net assets	100.0%
Microsoft Corporation	7.0%	Information Technology	42.50%
Oracle Corporation	5.4%	Health Care	19.20%
Apple, Inc. A	5.3%	Consumer Staples	17.50%
Alphabet Inc.	4.1%	Industrials	8.70%
Cisco Systems, Inc.	4.1%	Consumer Discretionary	5.10%
Johnson & Johnson	4.0%	Financials	3.80%
UnitedHealth Group, Inc.	4.0%	Materials	1.70%
American Express Company	3.8%	Energy	0.00%
3M Company	3.0%	Telecommunicaiton Services	0.00%
Alphabet Inc. C	2.9%	Utilities	0.00%
		CASH + other assets (net)	1.50%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

Value of a $10,000 Investment
Pear Tree Quality (PTQ) Ordinary Shares vs
 S&P 500 Index
Average Annual Total Returns

		Six				Since	Inception
	1Q 2017	Months	One Year	Five Year	Ten Year	Inception	Date
Ordinar y Shares	9.30%	7.76%	14.04%	11.12%	4.21%	9.18%	05/06/85
Institutional Shares1	9.32%	7.87%	14.30%	11.44%	4.41%	8.03%	03/25/91
S & P 5002	6.07%	10.12%	17.17%	13.30%	7.51%	10.80%
1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
2 The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. For comparative performance purposes the beginning date for the Index is 05/29/85. S&P 500 Index is a registered mark of Standard & Poor's.
Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, may not be able to attain the high growth rates of successful smaller companies, and may be unable to respond as quickly to competitive challenges.
Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE PANAGORA EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of March 31, 2017

Fund Information
Net Assets Under Management	$110.7 Million
Number of Portfolio Holdings	148
Average Price to Book Ratio	1.7
Average Price to Earnings Ratio	12.2
	Ordinary	Institutional
Total Expense Ratio (Gross)*	2.06%	1.81%
Total Expense Ratio (Net)*	1.52%	1.27%
Ticker Symbol	QFFOX	QEMAX
*	per prospectus dated February 6, 2017 as supplemented April 6, 2017. See financial highlights for total expense ratios for the fiscal year ended March 31, 2017.

Investment Commentary
(prepared by PanAgora Asset Management, Inc., sub-adviser to Pear Tree PanAgora Emerging Markets Fund)
For the fiscal year ended March 31,2017, Pear Tree PanAgora Emerging Markets Fund's Ordinary Shares (the "Fund"), formerly known as the Pear Tree PanAgora Dynamic Emerging Markets Fund, underperformed its benchmark, the MSCI Emerging Markets Index (the "Index"). The Fund achieved a return of 9.39% at net asset value compared to 17.65% for the index.

Market Conditions and Investment Strategies
On a country basis, the largest detractors were the Philippines (1.39%) and Brazil (1.10%). Among holdings in the Philippines, the largest detractor was an overweight position in Globe Telecom Inc., while among the holdings in Brazil, the largest detractor was not holding Vale S.A. The largest contributors for the period were Mexico 0.36% and India 0.34%. Among holdings in Mexico, the largest contributor was not holding America Movil SAB while among holdings in India, the largest contributor was an overweight position in UPL Ltd.
On a sector basis, the largest detractors were Information Technology (2.78%) and Financials (1.75%). Among the holdings in Information Technology, the largest detractor was an underweight position in Samsung Electric, while among holdings in Financials, the largest detractor was an underweight position in Itau Unibanco Holdings. The largest contributors for the period were Health Care 0.08% and Materials 0.06%. Among holdings in Health Care, the largest contributor was an overweight position in Shanghai Pharmaceuticals, while among holdings in Materials, the largest contributor was an overweight position in Braskem S.A.
Portfolio Changes
There were no significant portfolio changes during the fiscal year ended March 31, 2017.
A Look Ahead
As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund's portfolio is managed by Dmitri Kantsyrev Ph.D., CFA and Jane Zhou, Ph.D of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA EMERGING MARKETS FUND

Top 10 Holdings[3]		Sector Allocation[3]
Percentage of total net assets	62.2%	Percentage of total net assets	100.0%
Pear Tree PanAgora Risk Parity		Mutual Funds*	52.6
Emerging Markets (Inst. Shares)	51.9	Information Technology	7.1
HCL Technologies Ltd.	1.5	Consumer Discretionary	6.0
FibriaCelulose S.A.	1.2	Financials	5.8
GS Retail Co., Ltd.	1.2	Consumer Staples	5.6
PT Telekomunikasi Indonesia Persero Tbk	1.1	Telecommunication Services	5.4
Pou Chen Corporation	1.1	Materials	5.0
AAC Technologies Holdings Inc.	1.1	Utilities	3.7
Guangdong Investment Limited	1.1	Industrials	3.5
LG Uplus Corp.	1.0	Energy	3.5
NetEase Inc.	1.0	Health Care	1.1
There is no guarantee that such securities will		Real Estate	0.3
continue to be viewed favorably or held in the		CASH + other assets (net)	0.4
Fund's portfolio.

Top 10 Country Allocations[3]

Value of a $10,000 Investment

Pear Tree PanAgora Emerging Markets (PTEM) Ordinary Shares vs. MSCI EM Index

20000
15000
10000
5000
0
PTEM $8,975
Index $11,740
07
08
09
10
11
12
13
14
15
16
17

Percentage of total net assets	42.4%
South Korea	9.4
China	5.4
Hong Kong	5.2
Taiwan	4.6
South Africa	3.6
Indonesia	3.4
Brazil	3.0
Russia	3.0
India	2.7
Thailand	2.1

Average Annual Total Returns

		Six				Since	Inception
	1Q 2017	Months	One Year	Five Year	Ten Year	Inception	Date
Ordinary Shares	9.62%	4.23%	9.39%	(0.60%)	0.55%	4.92%	09/30/94
Institutional Shares[1]	9.70%	4.41%	9.68%	(0.34%)	0.80%	6.34%	04/02/96
MSCI EM2	11.49%	6.93%	17.65%	1.17%	3.05%	4.88%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
2 The Morgan Stanley Capital International Emerging Markets ("MSCI EM") Index is an unmanaged index composed of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 09/30/94.
3 "Top 10 Holdings", "Sector Allocation", and "Top 10 Country Allocation" reflect the direct and indirect (through the Fund's investment in Pear Tree PanAgora Risk Parity Emerging Markets Fund) securities holdings.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND
INVESTMENT PROFILE

All Data as of March 31, 2017

Fund Information

Net Assets Under Management	$59.5 Million
Number of Portfolio Holdings	416
Average Price to Book Ratio	1.7
Average Price to Earnings Ratio	15.6
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.49%	1.24%
Total Expense Ratio (Net)*	1.49%	1.24%
Ticker Symbol	RPEMX	EMPRX
*	per prospectus dated February 6, 2017 as supplemented April 6, 2017. See financial highlights for total expense ratios for the fiscal year ended March 31, 2017.

Investment Commentary
(prepared by PanAgora Asset Management, Inc., sub-adviser to Pear Tree PanAgora Risk Parity Emerging Markets Fund)
For the fiscal year ended March 31, 2017, the Pear Tree Risk Parity Emerging Markets Fund's Ordinary Shares (the "Fund") underperformed its benchmark, The MSCI Emerging Markets Index (the "Index"). The Fund achieved a return of 5.44% at net asset value compared to 17.65% for the Index.

Market Conditions and Investment Strategies
On a country basis, the largest detractors were the Philippines (1.90%) and Turkey (1.12%). Among holdings in the Philippines, the largest detractor was an overweight position in Universal Robina Corp, while among holdings in Turkey, the largest detractor was an overweight position in Turk Telekomunikasyon AS. The largest contributors for the period were South Africa 0.52% and Chile 0.17%. Among holdings in South Africa, the largest contributor was an underweight position in Steinhoff International Holdings N.V., while among holdings in Chile, the largest contributor was an overweight position in LATAM Airlines Group S.A.
On a sector basis, the largest detractors were Information Technology (2.84%) and Financials (2.08%). Among holdings in Information Technology, the largest detractor was an underweight position in Samsung Electric, while among holdings in Financials, the largest detractor was an underweight position in Banco Bradesco S.A. The largest contributor for the period was Energy 0.71%. Among holdings in Energy, the largest contributor was an overweight position in Adaro Energy TBK PT.
Portfolio Changes
There were no significant portfolio changes during the fiscal year ended March 31, 2017.
A Look Ahead
As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund's portfolio is managed by Edward Qian, Ph.D., CFA and Mark Barnes of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

Top 10 Holdings		Sector Allocation
Percentage of total net assets	7.2%	Percentage of total net assets	100.0%
Emirates Telecommunications Group		Financials	16.4
Co. P.J.S.C.	0.9	Industrials	11.3
DP World Ltd.	0.8	Telecommunication Services	11.2
Qatar Electricity & Water Company Q.S.C.	0.8	Consumer Staples	10.8
Qatar Gas Transport Company Limited		Consumer Discretionary	10.6
(Nakilat) Q.S.C.	0.8	Materials	10.0
Jollibee Foods Corporation	0.7	Utilities	8.8
Universal Robina Corporation	0.7	Energy	8.1
Aboitiz Power Corporation	0.7	Health Care	4.9
Industries Qatar Q.S.C.	0.6	Information Technology	4.1
DXB Entertainments P.J.S.C.	0.6	Real Estate	3.3
PLDT Inc.	0.6	CASH + other assets (net)	0.5
There is no guarantee that such securities will
continue to be viewed favorably or held in the
Fund's portfolio.

Top 10 Country Allocations

Value of a $10,000 Investment

Pear Tree PanAgora Risk Parity Emerging Markets (PTRP) Ordinary Shares vs. MSCI EM Index

PTRP $9,232
Index $11,254
13000
12000
11000
10000
9000
8000
7000
6/27/13
6/13
3/14
3/15
3/16
3/17

Percentage of total net assets	64.1%
Thailand	7.9
Taiwan	7.8
Philippines	7.4
South Korea	6.6
Malaysia	6.5
Indonesia	6.4
Mexico	5.9
India	5.6
Chile	5.4
Qatar	4.6

Average Annual Total Returns
		Six				Since	Inception
	1Q 2017	Months	One Year	Five Year	Ten Year	Inception	Date
Ordinary Shares	8.87%	3.31%	5.44%	—%	—%	(1.58%)	6/27/2013
Institutional Shares[1]	8.96%	3.45%	5.70%	—%	—%	(1.26%)	6/27/2013
MSCI EM2	11.49%	6.93%	17.65%	—%	—%	3.81%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
2 The Morgan Stanley Capital International Emerging Markets ("MSCI EM") Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 06/27/2013.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE POLARIS FOREIGN VALUE FUND
INVESTMENT PROFILE

All Data as of March 31, 2017

Fund Information
Net Assets Under Management	$1,656.1 Million
Number of Portfolio Holdings	51
Average Price to Book Ratio	1.8
Average Price to Earnings Ratio	16.4
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.53%	1.28%	1.13%
Total Expense Ratio (Net)*	1.43%	1.06%	1.03%
Ticker Symbol	QFVOX	QFVIX	QFVRX
*	per prospectus dated February 6, 2017, as supplemented April 6, 2017. See ﬁnancial highlights for the total expense ratios for the year ended March 31, 2017.

Investment Commentary

(prepared by Polaris Capital Management, LLC, subadviser to Pear Tree Polaris Foreign Value Fund)
For the fiscal year ended March 31, 2017, the Pear Tree Polaris Foreign Value Fund's Ordinary Shares (the "Fund") outperformed its benchmark, the MSCI EAFE Index (the "Index"). The Fund had a return of 13.59% at net asset value compared to 12.25% for the Index.

Market Conditions and Investment Strategies
Positive economic developments throughout Asia and China helped stabilize prices in the Materials sector. Japanese chemical producer, Showa Denko, released improved forecasts in its divisions due to a waning Yen currency, better ethylene spreads and higher shipments of hard drives. Canada's Methanex achieved strong earnings and record production rates. Methanol pricing improved on solid supply and demand fundamentals led by higher methanol-to-olefins production. German specialty chemicals company LANXESS AG and Australian commodity producer BHP Billiton benefitted from higher commodity prices.
Samsung Electronics had double-digit gains, after reporting strong results backed by rising prices and volumes for semiconductor chips and TV displays. Management anticipated accelerated sales in the mobile phone business upon the launch of the Galaxy S8. The stock price of Australian engineering and design company, WorleyParsons, rose after it received a tendered bid by Dubai-based engineering firm, Dar Group. Konecranes Oyj reported improved profitability in the second half of 2016 on the back of cost-saving initiatives and restructuring. Konecranes' acquisition of U.S. equipment maker Terex Corp. was finalized in early January 2017. British and Asian centered bank, Standard Chartered, was up after completing operational efficiencies and cleaning its balance sheet. The bank signed an agreement with Allianz to distribute insurance products through its Asian outlets, a deal which may add $1 billion in revenue over the 15-year contract.
Only a handful of portfolio stocks were in negative territory. Irish convenience foods producer Greencore Group retreated after announcing the acquisition of U.S.-based Peacock Foods in a deal funded by an equity rights issue and new debt. Teva Pharmaceutical trimmed its profit forecast amid an unanticipated slowdown in its introduction of new generic medicines. The company also lost a ruling that invalidated four patents on its multiple sclerosis drug. Kia Motors declined, as its product mix did not match with higher demand for models in China and slower sales in other emerging markets. Infosys lowered its annual forecast, citing industry-wide competitive threats from customizable internetbased/ cloud software.
Portfolio Changes
We decided to exit positions in Wincor Nixdorf and Rexlot Holdings. Sale proceeds were used to purchase Austrian hydro, pulp and metals service supplier Andritz, Puerto Rico-based bank Popular Inc. and diversified French engineering construction company, VINCI SA. Swedish investment company, Investor AB, was sold in favor of United Overseas Bank, a conservatively managed Singapore bank with an expanding footprint in Southeast Asia.

PEAR TREE POLARIS FOREIGN VALUE FUND
A Look Ahead
Discussions with companies lead us to a more positive outlook on the world's largest two economies, the U.S. and China, and for Material and other early cycle sectors. The years-long underperformance of emerging markets adds to the valuation appeal of these countries, especially in Asia. Headwinds still exist in certain European countries, with the European Central Bank continuing its quantitative easing scheme. BREXIT negotiations are unfolding and the crucial political elections are underway. We keep all of these issues in mind, while remaining focused on fundamental, bottom-up stock picking. Investment changes in the months ahead will shift the portfolio from Europe to Asia, as we seek to enhance the valuation profile of the Fund and reduce exposure to companies with higher leverage.

The Fund's lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE FUND

Top 10 Holdings		Sector Allocation
Percentage of total net assets	25.1%	Percentage of total net assets	100.0%
Taylor Wimpey plc	2.7%	Materials	22.2%
Samsung Electronics Company Limited	2.6%	Consumer Discretionary	20.7%
Persimmon plc	2.6%	Financials	19.4%
Barratt Developments plc	2.5%	Industrials	13.2%
Siam Commercial Bank PCL	2.5%	Energy	6.0%
Imerys SA	2.5%	Telecommunication Services	5.7%
Showa Denko K.K.	2.5%	Consumer Staples	4.7%
Christian Dior S.E.	2.4%	Information Technology	4.3%
Bellway plc	2.4%	Health Care	3.1%
Michelin (CGDE)	2.4%	Cash and Other Assets (Net)	0.7%

There is no guarantee that such securities will
continue to be viewed favorably or held in the
Fund's portfolio.

Top 10 Country Allocations

Value of a $10,000 Investment

Pear Tree Polaris Foreign Value (PTFV) Ordinary Shares vs. MSCI EAFE Index

20000
15000
10000
5000
0
PTFV $11,862
Index $10,912
07
08
09
10
11
12
13
14
15
16
17

Percentage of total net assets	78.8%
Germany	16.9%
United Kingdom	16.0%
France	10.6%
Japan	6.5%
Norway	6.1%
Finland	5.1%
Thailand	4.8%
Sweden	4.7%
South Korea	4.4%
Australia	3.7%

Average Annual Total Returns
		Six				Since	Inception
	1Q 2017	Months	One Year	Five Year	Ten Year	Inception	Date
Ordinary Shares	7.52%	7.59%	13.59%	8.11%	1.99%	6.45%	05/15/1998
Institutional Shares[1]	7.55%	7.67%	13.82%	8.38%	2.21%	7.90%	12/18/1998
R6 Shares[1]						3.40	02/06/2017
MSCI EAFE[2]	7.39%	6.66%	12.25%	6.32%	1.53%	4.37%

1 Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
2 The Morgan Stanley Capital International Europe, Australia, and Far East ("MSCI EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 05/29/98.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND
INVESTMENT PROFILE

All Data as of March 31, 2017

Fund Information
Net Assets Under Management	$585.8 Million
Number of Portfolio Holdings	74
Average Price to Book Ratio	1.7
Average Price to Earnings Ratio	12.2
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.57%	1.31%	1.16%
Total Expense Ratio (Net)*	1.47%	1.09%	1.06%
Ticker Symbol	QUSOX	QUSIX	QUSRX
*	per prospectus dated February 6, 2017, as supplemented April 6, 2017. See ﬁnancial highlights for the total expense ratios for the year ended March 31, 2017.

Investment Commentary
(prepared by Polaris Capital Management, LLC, subadviser to Pear Tree Polaris Foreign Value Small Cap Fund)
For the fiscal year ended March 31, 2017, the Pear Tree Polaris Foreign Value Small Cap Fund's Ordinary Shares (the "Fund") outperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (the "Index"). The Fund had a return of 15.73% at net asset value compared to 12.67% for the Index.

Market Conditions and Investment Strategies
The top contributor to Fund outperformance was WorleyParsons. The Australian engineering contractor turned a profit on increasing infrastructure division revenues in conjunction with cost reduction programs. WorleyParsons subsequently received a tendered bid from Dubai-based engineering firm, Dar Group. Dar's stake was secured at $10.35 per share, which was a 28% premium above the market price as of February 27. Among consumer staples, Japan's Prima Meat Packers improved its bottomline by growing convenience store revenues and increasing efficiency via cost cuts. Brand recognition allowed rice miller and exporter, KRBL Limited, to gain customers in a weak basmati rice market. German medical/safety supplier, Draegerwerk AG, experienced flagging sales, but realized profit increases on the back of cost rationalizations. The stock was up more than 50%, further buoyed by an improving order book. Industrial company DFDS posted solid earnings backed by its stronghold in the English Channel ferry business. BBA Aviation successfully divested some of its assets, as was required of the Landmark Aviation acquisition. Brazilian utility, Equatorial Energia, achieved double-digit returns citing rising volumes, lower energy losses and fewer power interruptions.
Detractors were largely relegated to the Consumer Discretionary sector, with declines from Texwinca Holdings, Halfords Group, Samson Holdings and VT Holdings. Hong Kong textile manufacturer, Texwinca Holdings, reported weaker earning on falling cotton prices and slowing retail demand. Halfords Group, the U.K.'s largest retailer of car maintenance and cycling products, noted weak bicycle sales. Japanese automotive dealer, VT Holdings, had poor results on sluggish car sales.
Portfolio Changes
During the fiscal year, the Fund exited 13 positions, many of which were sold when they reached valuation targets. Others were sold and replaced with better valued companies. Among the sales were Clicks Group, Vetropack Holding, REXLot Holdings, Alternative Networks, M1 Ltd, and Emperor Watch & Jewellery. PKC Group was acquired at a 51% premium by Indian auto-component maker MothersonSumi Systems; we took this as an opportunity to sell out of PKC at a profit. Proceeds were deployed to purchase 11 new holdings including Spotless Group Holdings, the largest Australian service company; Arcadis NV, a Netherlands company that provides architecture, engineering and project management; and Elis SA, a French multi-services supplier of professional clothing, textiles and hygiene products. Brexit was the catalyst for the U.K. purchases of Conviviality plc, Keller Group plc and Carillion plc, as the earlier downtrodden market allowed entry to these undervalued, but fundamentally strong companies.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND
A Look Ahead
Worldwide demand trends are encouraging, as many small-cap businesses are projecting growth in 2017. This metric seemingly indicates that global markets are recovering, backed by the world's two largest economies, the U.S. and China. Emerging markets are looking equally promising, and much of developed Europe is on the rebound. Headwinds still exist in parts of Europe, Asia and Latin America. We intend to capitalize on bouts of volatility to purchase attractively-valued companies, especially in Asia.

The Fund's lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Top 10 Holdings		Sector Allocation
Percentage of total net assets	24.2%	Percentage of total net assets	100.0%
Drӓegerwerk AG, Preferred	2.9%	Industrials	24.9%
WorleyParsons Limited	2.7%	Consumer Discretionary	18.5%
Freenet AG	2.6%	Financials	11.8%
Prima Meat Packers Limited	2.5%	Information Technology	10.7%
BBA Aviation plc	2.3%	Consumer Staples	9.6%
DFDS A/S	2.3%	Utilities	4.9%
Arcadis NV	2.3%	Materials	4.9%
Taiwan Union Technology Corporation	2.2%	Health Care	4.4%
Spotless Group Holdings Limited	2.2%	Real Estate	3.1%
De'LonghiSpA	2.2%	Telecommunication Services	2.9%
There is no guarantee that such securities will		Energy	2.7%
continue to be viewed favorably or held in the		CASH + other assets (net)	1.6%
Fund's portfolio

Top 10 Country Allocations
Percentage of total net assets	76.4%
United Kingdom	19.6%
Japan	11.8%
Taiwan	7.6%
Germany	7.5%
Australia	7.1%
Thailand	5.8%
Hong Kong	4.9%
India	4.3%
Ireland	4.3%
France	3.5%

Average Annual Total Returns
		Six				Since	Inception
	1Q 2017	Months	One Year	Five Year	Ten Year	Inception	Date
Ordinary Shares	10.74%	9.12%	15.73%	10.42%	—%	6.67%	01/05/2008
Institutional Shares[1]	10.82%	9.34%	16.13%	10.71%	—%	6.92%	01/05/2008
R6 Shares[1]						6.30%	06/02/2017
MSCI World ex USA Small Cap[2]	8.86%	5.08%	12.67%	7.06%	—%	4.10%

1 Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
2 The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,372 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is May 01, 2008.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

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PEAR TREE POLARIS SMALL CAP FUND

SCHEDULE OF INVESTMENTS
March 31, 2017

Common Stock—96.8%
	Shares	Value
AIRLINES—1.8%
Spirit Airlines, Inc. (a)	38,998	$2,069,624
AUTO COMPONENTS—2.2%
Motorcar Parts of America, Inc. (a)	83,806	2,575,358
BANKS—23.4%
Ameris Bancorp	87,700	4,042,970
BNC Bancorp	86,200	3,021,310
Brookline Bancorp, Inc.	156,000	2,441,400
Bryn Mawr Bank Corporation	54,146	2,138,767
Central Paciﬁc Financial Corporation	83,883	2,561,787
CoBiz Financial, Inc.	103,909	1,745,671
Colony Bankcorp, Inc. (a)	117,058	1,591,989
Dime Community Bancshares, Inc.	96,900	1,967,070
F.N.B. Corporation	117,880	1,752,876
International Bancshares Corporation	60,700	2,148,780
OFG Bancorp	163,300	1,926,940
Pinnacle Financial Partners, Inc.	28,369	1,885,120
		27,224,680
BUILDING PRODUCTS—2.1%
NCI Building Systems, Inc. (a)	140,244	2,405,185
CAPITAL MARKETS—1.7%
Hercules Capital, Inc.	130,946	1,981,213
CHEMICALS—2.4%
Ferro Corporation (a)	188,035	2,856,252
COMMUNICATIONS EQUIPMENT—2.1%
Bel Fuse, Inc. Class B	96,000	2,452,800
CONSTRUCTION MATERIALS—1.5%
U.S. Concrete, Inc. (a)(b)	27,860	1,798,363
ELECTRIC UTILITIES—2.1%
ALLETE, Inc.	35,400	2,396,934
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—9.5%
DuPont Fabros Technology, Inc.	49,205	2,440,076
Education Realty Trust, Inc.	48,957	1,999,894
EPR Properties	43,410	3,196,278
Physicians Realty Trust	115,622	2,297,409
Select Income Reit	45,722	1,179,170
		11,112,827

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES—4.5%
Computer Programs and Systems, Inc. (b)	96,450	$2,700,600
Natus Medical, Inc. (a)	66,220	2,599,135
		5,299,735
INSURANCE—2.0%
United Insurance Holdings Corporation	142,751	2,276,878
Internet Software & Services—1.9%
Web.com Group, Inc. (a)	112,600	2,173,180
IT SERVICES—4.1%
Alliance Data Systems Corporation (a)	2,255	561,495
Cardtronics, Inc. (a)	46,183	2,159,055
EVERTEC Inc	126,500	2,011,350
		4,731,900
LIFE SCIENCES TOOLS & SERVICES—3.2%
Cambrex Corporation (a)	21,397	1,177,905
VWR Corporation	89,400	2,521,080
		3,698,985
MACHINERY—3.8%
Exco Technologies Limited	251,400	2,164,346
Greenbrier Companies, Inc. (The) (b)	52,500	2,262,750
		4,427,096
MEDIA—7.8%
Cinemark Holdings, Inc.	48,191	2,136,789
Entravision Communications Corporation, Class A	436,364	2,705,457
National CineMedia, Inc.	147,295	1,860,336
Regal Entertainment Group	106,911	2,414,050
		9,116,632
OIL, GAS & CONSUMABLE FUELS—1.5%
Diamondback Energy, Inc. (a)	16,670	1,728,929
PHARMACEUTICALS—1.8%
Phibro Animal Health Corporation	76,800	2,158,080
PROFESSIONAL SERVICES—2.4%
Kforce, Inc.	119,694	2,842,732
ROAD & RAIL—1.7%
Swift Transportation Company (a)	95,965	1,971,121
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.7%
Integrated Device Technology, Inc. (a)	107,839	2,552,549

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Microsemi Corporation (a)	34,728	$1,789,534
		4,342,083
SPECIALTY RETAIL—3.2%
Asbury Automotive Group, Inc. (a)	35,546	2,136,315
RH (a)(b)	33,500	1,549,710
		3,686,025
TEXTILES & APPAREL & LUXURY GOODS—2.2%
Deckers Outdoor Corporation (a)	42,000	2,508,660
TRADING COMPANIES & DISTRIBUTORS—4.2%
Air Lease Corporation	64,000	2,480,000
WESCO International, Inc. (a)	34,300	2,385,565
		4,865,565
TOTAL COMMON STOCK
(Cost $82,139,475)		112,700,837
Short Term Investments—3.3%
	Par Value	Value
Money Market—3.3%
State Street Bank Institutional U.S. Government Money
Market Fund
(Cost $3,841,110)	$3,841,110	3,841,110
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS
PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED)—100.1%
(Cost $85,980,585)		116,541,947
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED—5.4%
Money Market—5.4%
BlackRock FedFund (Institutional Shares)
(Cost $6,245,390)		6,245,390
TOTAL INVESTMENTS—105.5%
(Cost $92,225,975)		122,787,337
OTHER ASSETS & LIABILITIES (NET)—(5.5)%		(6,320,083)
NET ASSETS—100%		$116,467,254

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS SMALL CAP FUND

SCHEDULE OF INVESTMENTS
March 31, 2017

(a) Non-income producing security
(b) All or a portion of this security was out on loan.
(c)	At March 31, 2017, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $92,055,402 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$31,210,995
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(479,060)
Net unrealized appreciation/(depreciation)	$30,731,935
The percentage of each investment category is calculated as a percentage of net assets.

Pie Chart data:
Industry sector diversiﬁcation	Percent of net assets
Financials	27.0%
Industrials	15.9%
Consumer Discretionary	15.4%
Information Technology	11.8%
Health Care	9.6%
Real Estate	9.5%
Materials	4.0%
Utilities	2.1%
Energy	1.5%
Cash and Other Assets (Net)	3.2%

The accompanying notes are an integral part of these financial statements.

PEAR TREE QUALITY FUND

SCHEDULE OF INVESTMENTS
March 31, 2017

Common Stock—98.5%
	Shares	Value
AEROSPACE & DEFENSE—1.6%
United Technologies Corporation	17,288	$1,939,887
BEVERAGES—2.0%
Coca-Cola Company (The)	55,352	2,349,139
CHEMICALS—1.7%
Monsanto Company	17,656	1,998,659
COMMUNICATIONS EQUIPMENT—4.0%
QUALCOMM Incorporated	59,103	3,388,966
Schlumberger Limited	16,787	1,311,065
		4,700,031
COMPUTERS & PERIPHERALS—5.8%
Apple, Inc.	43,566	6,258,692
Teradata Corporation (a)	20,163	627,472
		6,886,164
DISTRIBUTORS—0.3%
Genuine Parts Company	3,857	356,426
DIVERSIFIED FINANCIAL SERVICES—3.8%
American Express Company	56,602	4,477,784
ELECTRICAL EQUIPMENT—2.5%
Emerson Electric Co.	24,092	1,442,147
Honeywell International Inc.	6,901	861,728
Rockwell Automation, Inc.	4,316	672,044
		2,975,919
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.4%
Amphenol Corporation	7,089	504,524
FOOD PRODUCTS—6.2%
Nestle, S.A. (c)	28,816	2,215,950
Unilever N.V. (c)	50,851	2,526,278
Unilever plc (c)	53,133	2,621,582
		7,363,810
FOOD STAPLES & DRUG RETAILING—2.7%
Costco Wholesale Corporation	10,317	1,730,058
CVS Caremark Corporation	9,904	777,464
PepsiCo, Inc.	6,608	739,171
		3,246,693
HEALTH CARE EQUIPMENT & SUPPLIES—6.1%
Becton, Dickinson and Company	6,670	1,223,545

The accompanying notes are an integral part of these financial statements.

PEAR TREE QUALITY FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES (continued)
C. R. Bard, Inc.	836	$207,779
Intuitive Surgical, Inc. (a)	449	344,145
Medtronic plc	37,616	3,030,345
Stryker Corporation	12,841	1,690,518
Zimmer Holdings, Inc.	5,957	727,409
		7,223,741
HEALTH CARE PROVIDERS & SERVICES—5.8%
Anthem, Inc.	3,223	533,020
Cerner Corporation (a)	11,301	665,064
Humana Inc.	4,495	926,599
UnitedHealth Group, Inc.	28,942	4,746,777
		6,871,460
HOTELS, RESTAURANTS & LEISURE—2.2%
Compass Group PLC (b)(c)	56,090	1,080,294
McDonald's Corporation	11,815	1,531,342
		2,611,636
HOUSEHOLD PRODUCTS—1.7%
Church & Dwight Co., Inc.	1,230	61,340
Colgate-Palmolive Company	7,556	553,024
Procter & Gamble Company (The)	945	84,908
Reckitt Benckiser Group plc	14,382	1,317,751
		2,017,023
INDUSTRIAL CONGLOMERATES—3.0%
3M Company	18,531	3,545,536
INTERNET SOFTWARE & SERVICES—7.0%
Alphabet Inc. A (a)	5,801	4,918,088
Alphabet Inc. C (a)	4,151	3,443,503
		8,361,591
IT CONSULTING & SERVICES—4.1%
Accenture plc	22,102	2,649,588
Automatic Data Processing, Inc.	2,682	274,610
Cognizant Technology Solutions Corporation (a)	33,245	1,978,742
		4,902,940
MACHINERY—1.3%
Illinois Tool Works, Inc.	12,019	1,592,157
PHARMACEUTICALS & BIOTECHNOLOGY—7.3%
Abbott Laboratories	39,149	1,738,607

The accompanying notes are an Integral part or these financial statements.

PEAR TREE QUALITY FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
PHARMACEUTICALS & BIOTECHNOLOGY (continued)
Eli Lilly and Company	9,516	$800,391
Johnson & Johnson	38,229	4,761,422
Novartis AG (c)	7,600	564,452
Pﬁzer Inc.	25,185	861,579
		8,726,451
RETAILING—0.5%
TJX Companies, Inc. (The)	7,264	574,437
SEMICONDUCTOR EQUIPMENTS & PRODUCTS—2.6%
Analog Devices, Inc.	9,865	808,437
Taiwan Semiconductor Manufacturing Co., Ltd. (c)	45,677	1,500,032
Texas Instruments, Inc.	10,164	818,812
		3,127,281
SOFTWARE & SERVICES—18.6%
Cisco Systems, Inc.	144,207	4,874,197
Intuit Inc.	6,163	714,846
MasterCard Incorporated	9,253	1,040,685
Microsoft Corporation	127,283	8,382,858
Oracle Corporation	143,418	6,397,877
SAP AG (b)(c)	7,160	702,897
		22,113,360
TEXTILES & APPAREL—2.1%
LVMH Moët Hennessy-Louis Vuitton S.A. (c)	21,933	964,175
Nike, Inc. B	16,588	924,449
V.F. Corporation	11,226	617,093
		2,505,717
TOBACCO—4.9%
British American Tobacco plc (b)(c)	38,322	2,541,515
Philip Morris International, Inc.	29,641	3,346,469
		5,887,984
TRADING COMPANIES & DISTRIBUTION—0.3%
W.W. Grainger, Inc.	1,729	402,442
TOTAL COMMON STOCK
(Cost $97,962,601)		117,262,792

The accompanying notes are an Integral part or these financial statements.

PEAR TREE QUALITY FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

Short Term Investments—1.5%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .05%, 04/03/17, (Dated 03/31/17), Collateralized by 1,800,000 par U.S. Treasury Note-1.00% due 05/15/2018, Market Value $1,804,239, Repurchase Proceeds $1,764,032 (Cost $1,764,025)

	$1,764,025	$1,764,025
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS
PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED)—100.0%
(Cost $99,726,626)		119,026,817
Money Market—3.2%
BlackRock FedFund (Institutional Shares)
(Cost $3,872,331)	3,872,331	3,872,331
TOTAL INVESTMENTS—103.2%
(Cost $103,598,957)		122,899,148
OTHER ASSETS & LIABILITIES (NET)—(3.2%)		(3,816,463)
NET ASSETS—100%		$119,082,685

(a)	Non-Income producing security
(b)	All or a portion of this security is out on loan
(c)	ADR—American Depositary Receipts
(d)	At March 31, 2017, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $103,743,573 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$20,376,853
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,221,278)
Net unrealized appreciation/(depreciation)	$19,155,575

The percentage of each investment category is calculated as a percentage of net assets.

Pie Chart data:

Industry sector diversification	Percent of net assets
Information Technology	42.5%
Health Care	19.2%
Consumer Staples	17.5%
Industrials	8.7%
Consumer Discretionary	5.1%
Financials	3.8%
Materials	1.7%
CASH + other assets (net)	1.5%

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
March 31, 2017

Common Stock-45.5%
	Shares	Value
BRAZIL—2.5%
Banco Bradesco S.A.	3,000	$30,406
Banco do Brasil S.A.	2,700	28,834
Banco Santander (Brasil) S.A.	3,200	27,981
Energias do Brasil S.A.	69,700	307,479
Fibria Celulose S.A.	147,000	1,342,069
M. Dias Branco S.A.	9,300	375,859
Qualicorp S.A.	59,300	387,245
Sabesp Cia Saneame	28,300	291,663
		2,791,536
CHINA—5.4%
Agricultural Bank of China, Class H	83,000	38,233
Bank of China Ltd., H	69,392	34,466
Bank of Communications Co., Ltd. H	41,000	31,865
Belle International Holdings Limited	491,000	319,053
China Cinda Asset Management Co., Ltd. H	75,000	29,145
China Citic Bank Corp. Ltd. H	40,000	26,507
China Communications Services Corporation Ltd. H	832,000	544,917
China Construction Bank Corporation	45,422	36,529
China Everbright Bank Co., Ltd. H	40,000	19,558
China Galaxy Securities Co., Ltd.—H Shares	17,500	16,145
China Merchants Bank Co., Ltd.—H Shares	8,500	22,476
China Minsheng Banking Corp Ltd. H	18,500	19,758
China National Building Material Co., Ltd. H	680,000	437,490
China Railway Group Ltd. H	452,000	404,215
China State Construction Engineering Corporation	406,000	726,157
China Vanke Co., Ltd. H	7,900	21,347
Guangzhou Automobile Group Co Ltd H Shares	156,000	249,709
Guangzhou R&F Properties Co., Ltd. H	21,600	33,741
Huaneng Power International Inc. H	1,220,000	814,736
Industrial & Commercial Bank of China Ltd.	46,911	30,664
NetEase Inc. (c)	4,026	1,143,384
New Oriental Education & Technology Group Inc. (a)(c)	6,605	398,810
Shenzhou International Group	50,550	319,043
Sinopec Shanghai Petrochemical Co., Ltd.	430,000	238,471
		5,956,419
COLOMBIA—0.3%
Bancolombia S.A. (c)	9,034	360,186
GREECE—0.6%
Opap S.A.	76,596	716,109

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
HONG KONG—5.2%
AAC Technologies Holdings Inc.	102,500	$1,199,544
China Mengniu Dairy Company Limited	435,000	901,166
China Mobile Limited	76,284	834,829
China Resources Power Holdings Co., Ltd.	366,000	660,265
Chongqing Rural Commercial Bank Co.	42,687	28,836
Country Garden Holdings Company Limited	68,000	61,161
Geely Automobile Holdings Ltd.	152,000	232,745
Guangdong Investment Limited	834,000	1,189,037
Nine Dragons Paper Limited	233,000	250,341
Shanghai Industrial Holdings Limited	154,000	452,790
		5,810,714
HUNGARY—1.0%
MOL Hungarian Oil an Gas Nyrt.	9,492	651,082
OTP Bank Nyrt.	17,043	477,824
		1,128,906
INDIA—2.7%
Bharat Petroleum Corporation Ltd.	33,102	331,071
HCL Technologies Ltd.	124,632	1,681,337
Hindustan Petroleum Corporation Ltd.	47,558	385,239
Oil and Natural Gas Corp. Limited	105,202	299,721
Power Finance Corporation Limited	141,804	318,833
		3,016,201
INDONESIA—3.4%
PT Bank Negara Indonesia (Persero) Tbk	1,158,300	562,830
PT Gudang Garam Tbk	228,100	1,121,628
PT Indofood Sukses Makmur Tbk	1,302,200	781,779
PT Telekomunikasi Indonesia Persero Tbk	4,085,500	1,266,228
		3,732,465
MALAYSIA—0.8%
AirAsia Berhad	1,216,000	862,782
PERU—0.5%
Credicorp Ltd.	3,205	523,377
QATAR—0.7%
Qatar Insurance Company	16,934	326,952
Qatar National Bank SAQ	9,731	390,458
		717,410
RUSSIA—2.8%
ALROSA ao	118,400	191,152

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
RUSSIA (continued)
Federal Hydro-Generating Company RusHydro OAO	25,583,000	$424,359
Gazprom (c)	21,428	95,783
LUKoil P.J.S.C. (c)	2,318	122,761
MMC Norilsk Nickel P.J.S.C. (c)	12,875	202,395
Mobile TeleSystems (c)	50,813	560,467
NovaTek OAO (Reg S) (d)	1,976	246,012
PhosAgro (d)	33,323	486,516
Rosneft OAO	19,070	109,473
Sberbank	87,010	246,246
Severstal (d)	10,317	148,668
Surgutneftegaz	260,400	135,875
Tatneft PAO-CLS	18,240	112,982
		3,082,689
SOUTH AFRICA—3.6%
Barclays Africa Group Ltd.	3,187	33,116
Bidvest Group Limited	54,834	628,419
Coronation Fund Managers Ltd	8,910	41,968
Exxaro Resources Ltd.	54,613	479,533
FirstRand Limited	12,774	44,108
Fortress Income Fund Ltd. Class A	36,916	46,165
Foschini Limited	33,929	390,406
Gold Fields Limited	161,321	561,958
Growthpoint Properties Limited	21,493	41,461
Imperial Holdings Limited	30,461	374,346
Nedbank Group Ltd	2,684	48,277
Redeﬁne Properties Ltd.	46,492	38,125
Shoprite Holdings Ltd.	44,438	640,774
Standard Bank of South Africa Ltd.	3,855	41,274
Telkom South Africa Limited	105,401	589,013
		3,998,943
SOUTH KOREA—8.6%
BGF Retail Co., Ltd.	10,960	1,029,062
Coway Co., Ltd.	8,631	742,468
Dongbu Insurance Co., Ltd.	2,167	124,017
GS Retail Co., Ltd.	28,051	1,321,906
Hana Financial Group, Inc.	3,270	108,045
Hankook Tire Co., Ltd.	8,277	403,377
Hanmi Science Co., Ltd. (b)	16,473	860,255
Hyundai Engineering & Construction Co., Ltd.	19,004	841,186
KB Financial Group Inc.	2,641	115,720
LG Uplus Corp.	89,812	1,148,450

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
SOUTH KOREA (continued)
Lotte Chemical Corporation	2,109	$698,725
Samsung Card Co., Ltd.	3,783	132,606
Samsung Electronics Company, Ltd.	260	478,941
SK Hynix Inc.	11,059	499,401
SK Telecom Company Ltd.	4,573	1,030,489
		9,534,648
TAIWAN—4.6%
ASUSTeK Computer, Inc.	14,000	138,420
Catcher Technology Co., Ltd.	15,000	148,307
Cathay Financial Holding Co., Ltd.	39,000	62,595
Chang Hwa Commercial Bank	198,000	120,722
China Life Insurance Co., Limited	51,120	50,543
Chinatrust Financial Holding Co., Ltd.	119,000	73,536
First Financial Holding Company Ltd.	127,060	77,469
Foxconn Technology Co., Ltd.	38,000	115,844
Fubon Financial Holding Co., Ltd.	40,000	65,255
Hon Hai Precision Industry Co., Ltd.	48,544	145,588
Hua Nan Financial Holdings Co., Ltd.	165,000	92,173
Inventec Corporation	177,000	132,710
Largan Precision Co., Ltd.	898	141,466
Lite-On Technology Corp.	88,000	151,682
Mega Financial Holding Co., Ltd.	107,000	86,397
Nanya Technology Corp.	78,000	124,420
Nien Made Enterprise Co., Ltd.	84,000	783,456
Novatek Microelectronics Corp., Ltd.	44,000	170,388
Pegatron Corporation	50,000	147,977
Phison Electronics Corp.	15,000	134,712
Pou Chen Corporation	905,000	1,252,698
Powertech Technology, Inc.	49,000	142,595
Realtek Semiconductor Corporation	25,000	89,396
SinoPac Financial Holdings Company	232,000	72,408
Taiwan Semiconductor Manufacturing Co., Ltd.	21,270	132,488
United Microelectronics Corporation	447,000	179,728
Vanguard International Semiconductor Corp.	82,000	156,203
WPG Holdings Co., Ltd.	124,000	155,702
		5,144,878
THAILAND—2.1%
Bangkok Bank PCL	28,200	152,643
Kasikornbank PCL	25,900	142,455
Krung Thai Bank PCL	284,846	169,104
PTT PCL (e)	60,000	675,737

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
THAILAND (continued)
Siam Cement Pub Co-for Reg	62,200	$977,461
Siam Commercial Bank PCL (e)	37,100	175,985
		2,293,385
UNITED ARAB EMERATES—0.7%
Abu Dhabi Commercial Bank	72,251	133,762
Aldar Properties P.J.S.C.	156,436	96,255
Dubai Islamic Bank PSJ	103,505	157,808
First Gulf Bank P.J.S.C.	59,456	208,816
National Bank of Abu Dhabi P.J.S.C.	57,017	159,114
		755,755
TOTAL COMMON STOCK
(Cost $45,493,006)		50,426,403
Preferred Stock—1.5%
BRAZIL—0.5%
Banco Bradesco S.A.	3,500	35,839
Companhia Energetica de Minas Gerais	64,200	209,520
Companhia Paranaense de Energia-Copel	20,500	212,248
Itau Unibanco Holding S.A.	2,500	29,963
Itausa-Investimentos Itau S.A.	10,800	32,446
		520,016
RUSSIA—0.2%
Surgutneftegas OAO	333,000	189,923
SOUTH KOREA—0.8%
Hyundai Motor Company Ltd.	5,020	464,607
Samsung Electronics Co., Ltd.	291	417,127
		881,734
TOTAL PREFERRED STOCK
(Cost $1,400,243)		1,591,673
Exchange Traded Funds—0.7%
United States—0.7%
Vanguard FTSE Emerging Markets ETF
(Cost $810,204)	20,800	826,176

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

Mutual Funds—51.9%
	Shares	Value
UNITED STATES—51.9%
Pear Tree PanAgora Risk Parity Emerging Markets Institutional*
(Cost $60,543,226)	6,294,709	$57,407,743
Short Term Investments—0.2%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .05%, 04/03/17, (Dated 03/31/17), Collateralized by 240,000 par U.S. Treasury Note-1.00% due 05/15/2018, Market Value $240,565,Repurchase Proceeds $235,367 (Cost $235,366)	$ 235,366	235,366
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)
(Cost $108,482,045)		110,487,361
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—0.7%
Money Market—0.7%
BlackRock FedFund (Institutional Shares)
(Cost $768,460)	768,460	768,460
TOTAL INVESTMENTS—100.5%
(Cost $109,250,505)		111,255,821
OTHER ASSETS & LIABILITIES (Net)—(0.5%)		(545,014)
NET ASSETS—100%		$110,710,807

*	Investment in afﬁliated security. This Fund is advised by Pear Tree Advisors, Inc. which also serves as advisor to Pear Tree PanAgora Emerging Markets Fund.
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	GDR—Global Depositary Receipts
(e)	At March 31, 2017, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $109,335,546 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,689,315
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,769,040)
Net unrealized appreciation/(depreciation)	$1,920,275

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017
The percentage of each investment category is calculated as a percentage of net assets.
Pie Chart data:
Industry sector diversiﬁcation	Percent of net assets
Information Technology	7.1%
Consumer Discretionary	6.0%
Financials	5.8%
Consumer Staples	5.6%
Telecommunication Services	5.4%
Materials	5.0%
Utilities	3.7%
Industrials	3.5%
Energy	3.5%
Health Care	1.1%
Real Estate	0.3%
Mutual Funds	52.6%
CASH and other assets (net)	0.4%

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
March 31, 2017

Common Stock—98.2%
	Shares	Value
BRAZIL—2.4%
Banco do Brasil S.A.	5,700	$60,872
BRF S.A.	11,700	142,855
CCR S.A.	11,400	65,072
Cielo S.A.	22,976	205,696
Embraer S.A. (c)	3,663	80,879
ENGIE Brasil Energia S.A.	1,900	21,252
Hypermarcas S.A.	19,300	176,997
Kroton Educacional S.A.	15,700	65,934
Localiza Rent a Car S.A.	4,100	54,028
Lojas Americanas S.A.	13,650	57,238
Lojas Renner S.A	6,800	59,781
Odontoprev S.A.	23,900	85,406
Qualicorp S.A.	10,400	67,915
Telefonica Brasil S.A. (c)	5,751	85,402
Ultrapar Participacoes S.A.	3,600	81,536
Vale S.A.	9,200	86,670
Weg S.A.	9,780	53,814
		1,451,347
CHILE—5.2%
Aguas Andinas S.A.	226,697	128,381
AES Gener S.A.	290,095	116,686
Banco de Chile	1,280,282	153,031
Banco de Credito e Inversiones	2,321	126,884
Banco Santander Chile (c)	7,218	181,028
Cencosud S.A.	65,108	198,820
Colbun S.A.	557,708	123,538
Compania Cervecerias Unidas S.A. (b)(c)	7,820	197,612
Empresa Nacional de Telecomunicaciones S.A. (a)	23,218	280,493
Empresas CMPC S.A.	87,774	213,410
Empresas Copec S.A.	23,802	258,372
EnelAmericas S.A. (c)	11,249	116,877
Enel Chile S.A. (c)	18,822	103,521
EnelGeneracion Chile S.A. (c)	3,670	81,621
Itaú CorpBanca (c)	9,996	135,746
LATAM Airlines Group S.A. (a)	17,862	225,189
Quimica y Minera de Chile S.A. (c)	4,793	164,735
S.A.C.I. Falabella	34,029	283,053
		3,088,997
CHINA—4.2%
Anhui Conch Cement Company Limited H	43,000	146,070
Bank of Communications Co., Ltd. H	40,000	31,087

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
CHINA (continued)
Beijing Enterprises Holdings Limited	25,500	$131,903
BYD Co., Ltd. H Shares	2,500	13,864
China Coal Energy Co., Ltd. (a)	284,000	143,250
China Communications Construction Co., Ltd., Class H	15,000	21,154
China Construction Bank Corporation	157,000	126,261
China National Building Material Co., Ltd. H	200,000	128,674
China Paciﬁc Insurance Group H Shares	10,800	38,980
China Petroleum & Chemical Corporation	212,000	171,857
China Shenhua Energy Co., Ltd.	32,000	74,281
China Taiping Insurance Holdings Co., Ltd. (a)	7,400	17,920
China Telecom Corporation Limited	362,000	176,538
Chongqing Changan Automobile Co., Ltd. B	57,000	79,211
Dongfeng Motor Group Company Limited	114,000	128,059
Industrial & Commercial Bank of China Ltd.	195,000	127,464
PetroChina Company Limited (c)	2,193	160,637
Shandong Weigao Group Medical Polymer Co., Ltd.	268,000	191,734
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. B	19,200	30,202
Sino-Ocean Land Holdings Ltd.	49,000	23,013
Sinopec Shanghai Petrochemical Co., Ltd.	169,000	93,725
Tsingtao Brewery Co., Ltd.	36,000	165,835
Yanzhou Coal Mining Company Limited	176,000	136,785
Zhejiang Expressway Co., Ltd.	114,000	149,035
		2,507,539
COLOMBIA—1.1%
Cementos Argos S.A.	29,769	121,933
Ecopetrol S.A. (a)	533,040	249,785
Grupo Argos S.A.	16,886	118,634
Interconexion Electrica S.A.	46,282	186,356
		676,708
CZECH REPUBLIC—1.1%
CEZ A.S.	10,798	186,366
Czech Republic, A.S.	8,560	95,895
Komercni Banka A.S.	5,748	213,885
Moneta Money Bank A.S. (a)(d)	51,081	173,494
		669,640
EGYPT—1.0%
Commercial International Bank (a)	47,530	197,783
Global Telecom Holding S.A.E. (a)(b)(e)	111,892	210,357

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
EGYPT (continued)
Talaat Moustafa Group (TMG) Holding	385,216	$196,129
		604,269
GREECE—1.3%
Folli-Follie S.A. (a)	6,639	127,476
Hellenic Telecommunication Organization S.A.	15,732	148,091
Jumbo S.A.	7,684	121,485
Opap S.A.	14,887	139,181
Titan Cement Company S.A.	9,850	251,824
		788,057
HONG KONG—1.5%
AAC Technologies Holdings Inc.	6,500	76,069
China Huishan Dairy Holdings Co., Ltd. (b)	208,000	11,241
China Jinmao Holdings Group Ltd.	50,000	16,020
China Mengniu Dairy Company Limited	78,000	161,588
China Merchants Holdings International Co., Ltd.	6,000	17,564
China Mobile Limited	18,500	202,458
GCL-Poly Energy Holdings Ltd. (a)	648,000	85,882
Hanergy Thin Film Power Group Ltd. *(a)	36,000	—
Soho China Limited	31,000	16,594
Sun Art Retail Group Ltd.	154,000	144,258
Want Want China Holdings Limited	254,000	175,835
		907,509
HUNGARY—0.8%
MOL Hungarian Oil an Gas Nyrt.	2,764	189,591
OTP Bank Nyrt.	4,484	125,715
Richter Gedeon Nyrt.	7,397	168,358
		483,664
INDIA—5.6%
Adani Ports & Special Economic Zone Ltd. (a)	21,197	111,281
Apollo Hospitals Enterprise Ltd. (a)	6,241	111,999
Bajaj Finance Ltd. (a)	1,472	92,489
Bharat Heavy Electricals Ltd.	46,739	117,324
Bharti Airtel Ltd.	15,428	82,741
Bharti Infratel Ltd.	24,442	122,257
Coal India Ltd.	32,375	146,083
Container Corporation of India Ltd.	8,466	165,448
Dabur India Ltd.	42,635	182,102
GAIL (India) Ltd.	14,131	81,920
HCL Technologies Ltd.	14,351	193,601

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
INDIA (continued)
Hindustan Unilever Ltd.	8,397	$117,908
Housing Development Finance Corp Ltd.	3,730	86,154
Idea Cellular Ltd.	55,898	74,118
Indiabulls Housing Finance Limited	4,642	71,373
Infosys Technologies Ltd. (c)	6,000	94,800
ITC Ltd.	43,137	186,505
Larsen & Toubro Ltd.	7,009	169,593
Mahindra & Mahindra Financial Services Ltd.	17,100	82,979
Marico Ltd.	15,237	69,292
Nestle India Ltd.	659	67,691
NTPC Limited	75,599	193,087
Piramal Enterprises Ltd. (a)	3,581	105,001
Shriram Transport Finance Co., Ltd.	5,000	83,006
Siemens Ltd.	8,506	164,396
Tata Consultancy Services Ltd.	2,375	88,625
Tech Mahindra Ltd.	12,217	86,075
United Spirits Ltd. (a)	1,879	62,937
Wipro Ltd.	12,000	95,209
		3,305,994
INDONESIA—6.4%
PT Adaro Energy Tbk	1,385,800	181,993
PT AKR Corporindo Tbk	423,500	198,632
PT Astra International Tbk	346,700	224,403
PT Bank Central Asia Tbk	95,600	118,733
PT Gudang Garam Tbk	24,900	122,440
PT Hanjaya Mandala Sampoerna Tbk	365,000	106,825
PT Indocement Tunggal Prakarsa Tbk	219,400	273,314
PT Indofood CBP Sukses Makmur Tbk	173,400	106,053
PT Indofood Sukses Makmur Tbk	169,300	101,640
PT Jasa Marga (Persero) Tbk	441,200	152,966
PT Kalbe Farma Tbk	2,372,600	274,196
PT Matahari Department Store Tbk	158,400	156,611
PT Media Nusantara Citra Tbk	1,054,800	146,440
PT Perusahaan Gas Negara (Persero) Tbk	1,075,300	204,158
PT Semen Indonesia (Persero) Tbk	247,300	167,026
PT Surya Citra Media Tbk	755,400	153,058
PT Telekomunikasi Indonesia Tbk (c)	6,372	198,615
PT Unilever Indonesia Tbk	32,200	104,691
PT United Tractors Tbk	127,500	253,555
PT Waskita Karya (Persero) Tbk	963,100	171,292
PT XL Axiata Tbk (a)	721,600	165,705

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
INDONESIA (continued)
Tower Bersama Infrastructure	478,700	$195,784
		3,778,130
MALAYSIA—6.5%
Alliance Financial Group Berhad	195,800	180,514
AMMB Holdings Berhad	165,000	173,370
Astro Malaysia Holdings Berhad	298,500	184,813
Axiata Group Berhad	78,200	89,412
Berjaya Sports Toto Berhad	323,435	212,676
CIMB Group Holdings Berhad	152,300	191,687
DiGi.Com Berhad	43,400	50,309
Genting Berhad	70,800	153,423
Hartalega Holdings Berhad	240,300	269,323
Hong Leong Bank Berhad	59,500	185,000
IHH Healthcare Berhad	220,400	298,814
Lafarge Malaysia Berhad	173,900	263,276
Maxis Berhad	17,700	25,757
Petronas Chemicals Group Berhad	83,600	145,457
Petronas Dagangan Berhad	26,900	145,882
Petronas Gas Berhad	46,700	208,517
PPB Group Berhad	55,100	208,423
Public Bank Bhd	40,500	182,115
Sapura Kencana Petroleum Berhad (a)	229,400	94,341
Telekom Malaysia Berhad	72,600	105,320
Tenaga Nasional Berhad	53,400	165,551
YTL Corporation Berhad	336,100	113,160
YTL Power International Berhad	574,200	197,217
		3,844,357
MEXICO—5.9%
Alfa S.A.B. de C.V., Series A	99,000	143,752
América Móvil S.A.B. Series L (c)	18,222	258,206
Cemex S.A. de C.V. (a)(c)	14,058	127,506
El Puerto de Liverpool S.A.B. de C.V.	39,210	304,304
Fibra Uno Administración S.A. de C.V.	160,684	273,074
Fomento Económico Mexicano S.A.B. (c)	832	73,649
Gentera SAB de C.V.	153,500	251,983
Grupo Aeroportuario del Pacίﬁco S.A.B. (c)	1,490	144,679
Grupo Aeroportuario del Sureste, S. A. B. de C.V., Series B	8,105	139,574
Grupo Carso SAB de C.V., Series A1	18,200	82,895
Grupo Financiero Banorte SAB de C.V.	21,100	120,693
Grupo Financiero Inbursa SAB de C.V.	64,100	105,498
Grupo Lala SAB de C.V.	101,900	183,832

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
MEXICO (continued)
Grupo Mexico S.A.B. de C.V., Series B	50,700	$151,194
Grupo Televisa S.A.B. (c)	7,161	185,756
Industrias Penoles SAB de C.V.	5,970	152,775
Infraestructura Energetica Nova SAB de C.V.	68,900	327,207
Mexichem SAB de C.V.	46,638	126,255
Promotora Y Operadora de Infraestructura, S.A.B. de C.V. (a)	20,285	217,696
Santander Mexico SAB de C.V.	67,800	121,594
		3,492,122
PERU—0.6%
Credicorp Ltd.	1,061	173,261
Southern Copper Corporation	4,615	165,633
		338,894
PHILIPPINES—7.4%
Aboitiz Equity Ventures, Inc.	137,430	203,920
Aboitiz Power Corporation	471,200	392,080
Alliance Global Group, Inc.	553,900	139,979
Ayala Corporation	8,000	134,729
Ayala Land Inc.	203,000	133,715
Bank of the Philippine Islands	78,016	157,354
BDO Unibank, Inc.	33,224	77,870
DMCI Holdings, Inc.	668,550	151,898
Energy Development Corporation	2,447,100	293,603
Globe Telecom, Inc.	7,640	309,407
GT Capital Holdings Inc.	5,230	119,349
International Container Terminal Services, Inc.	118,840	212,929
JG Summit Holdings, Inc.	112,940	183,112
Jollibee Foods Corporation	112,010	440,896
Megaworld Corporation	1,381,000	93,030
Metro Paciﬁc Investments Corporation	978,900	117,448
Metropolitan Bank & Trust Company	61,658	98,309
PLDT Inc.	10,056	329,889
Robinsons Land Corporation	228,900	104,927
SM Investments Corporation	13,677	189,992
SM Prime Holdings, Inc.	176,800	99,720
Universal Robina Corporation	135,030	440,008
		4,424,164
POLAND—4.5%
Bank Pekao S.A.	4,896	163,202
CCC S.A.	2,574	154,585

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
POLAND (continued)
Cyfrowy Polsat S.A. (a)	39,652	$242,138
Eurocash S.A.	30,896	248,777
Grupa Azoty S.A.	6,229	108,612
Grupa LOTOS S.A. (a)	16,330	225,112
LPP S.A.	117	200,607
mBank S.A. (a)	1,730	163,049
Orange Polska S.A.	207,094	241,952
PGE S.A.	55,048	158,354
Polski Koncern Naftowy ORLEN S.A.	7,790	196,571
Polskie Gornictwo Naftowe i Gazownictwo S.A.	104,320	155,837
Synthos S.A.	113,546	150,422
Tauron Polska Energia S.A.	297,143	254,183
		2,663,401
QATAR—4.6%
Barwa Real Estate Company Q.S.C.	10,148	99,638
Commercial Bank of Qatar Q.S.C. (a)	18,683	174,202
Doha Bank Q.S.C.	18,495	159,497
Ezdan Holding Group Q.S.C.	21,804	94,615
Industries Qatar Q.S.C.	11,517	348,885
Masraf Al Rayan Q.S.C. (a)	10,865	125,775
Ooredoo Q.S.C.	12,131	321,841
Qatar Electricity & Water Company Q.S.C.	7,498	453,039
Qatar Gas Transport Company Limited (Nakilat) Q.S.C.	76,007	443,588
Qatar Insurance Company	10,599	204,639
Qatar Islamic Bank SAQ	4,664	131,039
Qatar National Bank SAQ	4,060	162,908
		2,719,666
RUSSIA—4.4%
ALROSA ao	109,100	176,137
Federal Hydro-Generating Company RusHydro OAO	12,802,000	212,354
Magnit P.J.S.C. (Reg S) (e)	8,077	308,541
MMC Norilsk Nickel P.J.S.C. (c)	12,686	199,424
Mobile TeleSystems (c)	19,024	209,835
Moscow Exchange MICEX-RTS	117,750	234,603
NovaTek OAO (Reg S) (e)	776	96,612
OAO Rostelecom	128,730	175,441
PhosAgro (e)	17,510	255,646
Sberbank	47,290	133,835
Severstal (e)	13,374	192,719
Sistema JSFC (Reg S) (e)	16,109	144,176

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
RUSSIA (continued)
VTB Bank OJSC	238,070,000	$278,142
		2,617,465
SOUTH AFRICA—3.6%
Aspen Pharmacare Holdings Limited	4,802	98,256
Bidvest Group Limited	14,289	163,757
Discovery Ltd.	14,321	137,287
Exxaro Resources Ltd.	19,049	167,261
Hyprop Investments Limited	2,183	19,950
Imperial Holdings Limited	4,233	52,021
Life Healthcare Group Holdings Ltd.	46,623	100,668
Massmart Holdings Ltd.	5,100	51,724
Mondi Limited	3,926	93,724
Mr Price Group Ltd.	3,994	47,567
MTN Group Limited	8,028	72,948
Naspers Limited N Shares	446	76,901
Netcare Limited	49,895	95,135
Pick n Pay Stores Ltd.	30,164	149,469
Pioneer Foods Group Ltd.	5,782	76,057
Rand Merchant Investment Holdings	6,849	21,068
Redeﬁne Properties Ltd.	26,601	21,814
Sappi Ltd.	10,116	68,662
Sasol Ltd.	1,873	54,488
Shoprite Holdings Ltd.	4,380	63,157
Spar Group Limited (The)	5,801	75,291
Steinhoff International Holdings N.V.	7,219	34,503
Telkom South Africa Limited	15,855	88,603
Tiger Brands Limited	2,856	85,183
Truworths International Ltd.	9,347	60,296
Tsogo Sun Holdings Ltd.	31,025	63,870
Vodacom Group (Proprietary) Limited	8,778	99,377
		2,139,037
SOUTH KOREA—6.2%
Amore Paciﬁc Corporation	508	127,420
Celltrion Inc. (a)	852	68,645
Daelim Industrial Co., Ltd.	1,154	83,483
Daewoo Securities Co., Ltd. (b)	8,361	67,588
Dongbu Insurance Co., Ltd.	2,011	115,089
GS Holdings Corp.	3,967	209,648
Hana Financial Group, Inc.	1,389	45,894
Hotel Shilla Co., Ltd. (b)	2,435	98,201
Hyundai Marine & Fire Insurance, Co., Ltd.	4,958	155,173

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
SOUTH KOREA (continued)
Hyundai Wia Corp.	1,684	$102,248
Industrial Bank of Korea	12,888	140,601
Kakao Corp. (b)	1,201	89,245
Kangwon Land Inc.	4,846	165,534
Korea Aerospace Industries, Ltd.	290	14,937
Korea Electric Power Corporation	6,395	265,624
Korea Gas Corporation	4,623	185,821
Korea Kumho Petrochemical Co., Ltd.	357	25,156
Korea Zinc Co., Ltd.	418	161,474
LG Display Co., Ltd.	4,296	116,207
LG Innotek Co., Ltd.	657	80,194
LG Uplus Corp.	13,220	169,048
Naver Corp.	102	77,984
NCSoft Corporation	330	90,003
Samsung C&T Corp.	196	22,346
Samsung Electro-Mechanics Co., Ltd.	2,124	132,002
Samsung SDI Company, Ltd.	872	107,606
Samsung SDS Co., Ltd.	688	82,132
Shinhan Financial Group Co., Ltd.	1,180	49,171
SK Hynix Inc.	1,486	67,105
SK Innovation Co., Ltd.	1,076	160,202
SK Telecom Co., Ltd. (c)	6,435	162,033
S-Oil Corp.	1,916	172,188
Yuhan Co., Ltd.	459	91,324
		3,701,326
TAIWAN—7.8%
Asia Cement Corporation	92,808	93,596
Asia Paciﬁc Telecom Co., Ltd. (a)	401,000	131,761
China Airlines Ltd.	464,000	161,331
China Development Financial Holding Corporation	220,000	60,397
China Steel Corporation	114,208	95,228
Chunghwa Telecom Co., Ltd. (c)	4,621	157,022
EVA Airways Corporation	260,813	138,390
Evergreen Marine Corporation (a)	181,000	84,706
Far Eastern New Century Corporation	99,473	86,220
Far EasTone Telecommunications Co., Ltd.	64,000	157,139
First Financial Holding Company Ltd.	270,357	164,838
Formosa Chemicals & Fiber Corporation	62,330	193,918
Formosa Petrochemical Corporation	83,000	289,956
Formosa Plastics Corporation	32,480	96,875
Fubon Financial Holding Co., Ltd.	87,000	141,930

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
TAIWAN (continued)
OBI Pharma, Inc. (a)	9,000	$80,976
Pou Chen Corporation	97,000	134,267
President Chain Store Corp.	40,000	329,571
SinoPac Financial Holdings Company	214,363	66,904
Standard Foods Corporation	63,595	158,031
Synnex Technology International Corp.	125,900	135,475
TaiMed Biologics Inc. (a)	20,000	117,327
Taishin Financial Holding Co., Ltd.	162,928	67,926
Taiwan Cooperative Financial Holding Co., Ltd.	332,826	165,631
Taiwan Fertilizer Co., Ltd.	142,000	196,556
Taiwan Mobile Co., Ltd.	46,000	169,037
Taiwan Semiconductor Manufacturing Co., Ltd. (c)	4,357	143,084
TECO Electric & Machinery Co., Ltd.	105,000	106,756
Uni-President Enterprises Corporation	169,339	317,554
Wistron Corporation	93,741	85,886
Yuanta Financial Holding Co., Ltd.	156,660	66,087
Yulon Motor Co., Ltd.	185,000	172,242
Zhen Ding Technology Holding Limited	34,000	79,895
		4,646,512
THAILAND—7.9%
Advanced Info Service For Rg	32,700	169,389
Airports of Thailand PLC (b)	113,000	129,073
Airports of Thailand Public Company Limited (f)	39,000	44,546
Bangkok Bank PCL (f)	14,700	77,643
Bangkok Dusit Medical Services (b)(f)	223,900	138,135
Bangkok Dusit Medical Services PLC	257,800	159,050
Bangkok Expressway and Metro PCL	591,100	130,734
BEC World PCL	176,500	89,374
BEC World Public Co., Ltd. (f)	135,500	68,613
BerliJucker Public Company Limited (f)	71,300	96,485
BTS Group Holdings PCL (b)	498,100	122,487
BTS Group Holdings PCL (f)	455,000	111,888
Bumrungrad Hospital PCL (f)	12,000	63,907
Bumrungrad Hospital PCL	32,200	171,483
Central Pattana PCL	51,100	84,392
Central Pattana Public Company Limited (f)	36,000	59,454
Charoen Pokphand Foods PCL	176,600	142,616
CP ALL PCL	102,100	175,304
Delta Electronics PCL	82,500	210,076
Electricity Generating PCL	25,100	156,316
Electricity Generating PCL (f)	15,900	99,021

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
THAILAND (continued)
Glow Energy PCL	87,300	$209,596
Home Product Center PCL	505,419	141,936
Indorama Ventures Public Company Limited	117,000	120,022
Kasikornbank PCL	14,900	81,953
Kasikornbank PCL (f)	9,000	49,502
Krung Thai Bank PCL	134,200	79,670
Krung Thai Bank PCL (f)	48,200	28,615
Minor International PCL	114,190	122,124
Minor International PCL (f)	14,400	15,401
PTT Global Chemical PCL	68,800	146,660
Robinson Department Store Public Company Ltd. (a)	40,400	75,245
Robinson Department Store PCL (a)(f)	25,100	46,749
Siam Cement Pub Co-for Reg	10,350	162,648
Siam Commercial Bank PCL	23,000	109,101
Siam Commercial Bank PCL (f)	23,500	111,473
Thai Oil PCL	39,600	87,008
Thai Oil PCL (f)	26,000	57,126
Thai Union Frozen Products PCL (f)	121,400	75,605
Thai Union Group PCL	241,600	150,462
TMB Bank Public Company Limited	1,274,600	90,506
TMB Bank Public Company Limited (f)	933,900	66,314
True Corp. PCL (b)	514,289	101,773
True Corp. PCL (f)	224,800	44,486
		4,673,961
TURKEY—4.2%
Anadolu Efes Biracilik VE	15,911	86,444
Arcelik A.S.	24,815	154,216
BIM Birlesik Magazalar A.S.	7,186	110,167
Coca-Cola Icecek A.S.	9,495	92,808
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	199,402	158,592
Eregli Demirve Celik Fabrikalari T.A.S.	97,857	158,343
Ford Otomotiv Sanayi A.S.	16,262	158,773
Ko Holding A.S.	39,221	165,113
Petkim Petrokimya Holding A.S.	117,588	163,503
TAV Havalimanlari Holding A.S.	26,737	106,251
Tofas Turk Otomobil Fabrikasi A.S.	24,383	182,024
Tupras—Turkiye Petrol Rafinerileri A.S.	9,939	245,868
Turk Hava Yollari A.O. (a)	92,042	138,079
Turk Telekomunikasyon A.S.	94,130	152,312
TurkcellI letisim Hizmetleri A.S.	47,032	154,398
Turkiye Sise ve Cam Fabrikalari A.S.	132,214	151,205

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
TURKEY (continued)
Ulker Biskuvi Sanayi A.S.	24,756	$125,333
		2,503,429
UNITED ARAB EMERATES—4.0%
Abu Dhabi Commercial Bank	71,436	132,253
Aldar Properties P.J.S.C.	219,124	134,827
DP World Ltd.	21,762	467,883
Dubai Islamic Bank PSJ	103,127	157,232
DXB Entertainments P.J.S.C. (a)	1,199,074	332,985
Emaar Malls Group P.J.S.C.	225,116	161,804
Emaar Properties P.J.S.C.	57,150	113,584
Emirates Telecommunications Group Co. P.J.S.C.	104,045	511,302
First Gulf Bank P.J.S.C.	45,685	160,451
National Bank of Abu Dhabi P.J.S.C.	65,182	181,899
		2,354,220
TOTAL COMMON STOCK
(Cost $57,934,130)		58,380,408
Preferred Stock—1.3%
BRAZIL—0.3%
Banco Bradesco S.A.	4,092	41,901
Itausa-Investimentos Itau S.A.	40,619	122,029
		163,930
CHILE—0.2%
Embotelladora Andina	38,713	149,712
COLOMBIA—0.4%
Grupo Aval Acciones y Valores S.A.	495,934	201,411
SOUTH KOREA—0.4%
Hyundai Motor Company Ltd.	1,057	97,826
LG Chem Ltd.	816	139,004
		236,830
TOTAL PREFERRED STOCK
(Cost $791,245)		751,883
Rights—0.0%
QATAR—0.0%
Doha Bank Q.S.C. (a)	3,699	6,502

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
SOUTH AFRICA—0.0%
Life Healthcare Group Holdings Ltd. (a)	15,953	$5,347
TOTAL RIGHTS
(Cost $0)		11,849
Warrants—0.0%
THAILAND—0.0%
Indorama Ventures Public Company Limited (a)
(Cost $0)	1	—
Short Term Investments—0.1%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement
.05%, 04/03/17, (Dated 03/31/17), Collateralized by
45,000 par U.S. Treasury Note-1.00% due 05/15/2018,
Market Value $45,106, Repurchase Proceeds $39,359
(Cost $39,359)	$39,359	39,359
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS
PURCHASED WITH CASH COLLATERAL FROM SECURITIES
LOANED)
(Cost $58,764,734)		59,183,499
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED—1.8%
Money Market—1.8%
BlackRock FedFund (Institutional Shares)
(Cost $1,090,602)	1,090,602	1,090,602
TOTAL INVESTMENTS—101.4%
(Cost $59,855,336)		60,274,101
OTHER ASSETS & LIABILITIES (Net)—(1.4%)		(807,030)
NET ASSETS—100%		$59,467,071

*	Fair valued by the Valuation Committee as delegated by the Trustees of the Pear Tree Funds that represent 0.00% of net assets as of March 31, 2017.
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depository Receipts
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the fiscal period, the value of these securities amounted to $173,494 or 0.29% of net assets.

The accompanying notes are an Integral part or these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

(e)	GDR—Global Depository Receipts
(f)	NVDR—Non-Voting Depository Receipts
(g)	At March 31, 2017, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $59,932,867 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$4,590,632
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,249,398)
Net unrealized appreciation/(depreciation)	$341,234
The percentage of each investment category is calculated as a percentage of net assets.
Pie Chart data:

Industry sector diversiﬁcation	Percent of net assets
Financials	16.4%
Industrials	11.3%
Telecommunication Services	11.2%
Consumer Staples	10.8%
Consumer Discretionary	10.6%
Materials	10.0%
Utilities	8.8%
Energy	8.1%
Health Care	4.9%
Information Technology	4.1%
Real Estate	3.3%
CASH and other assets (net)	0.5%

The accompanying notes are an Integral part or these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS
March 31, 2017

Common Stock—99.3%
	Shares	Value
AUSTRALIA—3.7%
BHP Billiton plc (a)	1,082,100	$33,707,415
WorleyParsons Limited	3,344,600	28,126,212
		61,833,627
AUSTRIA—2.1%
Andritz AG	686,800	34,444,984
BELGIUM—2.3%
Solvay S.A.	314,518	38,539,172
CANADA—2.2%
Methanex Corporation	775,193	36,254,804
FINLAND—5.1%
Caverion Corporation	1,122,766	8,863,544
Kone OYJ, Class B	686,800	30,239,001
Konecranes OYJ	978,480	34,854,429
YIT OYJ	1,444,566	9,789,168
		83,746,142
FRANCE—10.6%
Christian Dior S.E.	173,158	40,342,445
Imerys SA	490,379	41,739,093
Ipsos	482,280	15,012,535
Michelin (CGDE)	325,400	39,628,932
Vinci SA	498,100	39,588,326
		176,311,331
GERMANY—16.9%
BASF SE	388,000	38,565,833
Deutsche Telekom AG	1,912,419	33,600,846
Freenet AG	1,032,809	33,685,207
Hannover Rueck SE	310,300	35,897,986
Lanxess AG	495,300	33,320,515
Linde AG	216,500	36,151,189
Muenchener Rueckvers AG	192,430	37,751,472
Symrise AG	464,550	30,978,547
		279,951,595
INDIA—1.7%
Infosys Limited—SP (a)	1,767,392	27,924,794
IRELAND—2.4%
Greencore Group plc	12,773,638	39,358,486

The accompanying notes are an Integral part or these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
ISRAEL—1.2%
Teva Pharmaceuticals SP (a)	602,460	$19,332,941
ITALY—0.5%
Trevi FinanziariaSpA	7,602,219	7,660,429
JAPAN—6.5%
Asahi Group Holdings Limited	1,017,200	38,414,876
KDDI Corporation	1,042,100	27,327,944
Showa Denko K.K.	2,342,770	41,735,683
		107,478,503
NORWAY—6.1%
DNB Bank ASA	2,241,430	35,568,298
SpareBank 1 SR-Bank ASA	3,877,987	29,050,878
Yara International ASA	931,600	35,909,728
		100,528,904
PUERTO RICO—0.9%
Popular, Inc.	369,250	15,039,553
RUSSIA—0.9%
Sberbank of Russia (a)	1,355,000	15,636,700
SINGAPORE—2.3%
United Overseas Bank Limited	2,468,200	39,066,434
SOUTH AFRICA—2.1%
Sasol Limited	1,178,635	34,288,282
SOUTH KOREA—4.4%
Kia Motors Corporation	886,500	29,370,317
Samsung Electronics Company Limited	23,875	43,979,701
		73,350,018
SWEDEN—4.7%
Duni AB	1,281,600	18,788,109
Loomis AB, Class B	824,426	26,164,785
Svenska Handelsbanken AB, Class A	2,418,700	33,265,431
		78,218,325
SWITZERLAND—1.9%
Novartis AG	418,550	31,120,749
THAILAND—4.8%
Siam Commercial Bank PCL	8,800,600	41,746,025
Thai Oil PCL	17,152,000	37,685,733
		79,431,758

The accompanying notes are an Integral part or these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
UNITED KINGDOM—16.0%
Barratt Developments plc	6,138,346	$42,051,688
BBA Aviation plc	7,111,045	27,143,298
Bellway plc	1,177,248	39,889,253
International Game Technology plc	1,284,765	30,448,931
Persimmon plc	1,619,775	42,518,043
Standard Chartered plc	4,008,355	38,338,279
Taylor Wimpey plc	18,602,839	45,030,150
		265,419,642
TOTAL COMMON STOCK
(Cost $1,363,661,874)		1,644,937,173
Short Term Investments—0.2%
	Par Value	Value
Money Market—0.2%
State Street Bank Institutional U.S. Government Money
Market Fund
(Cost $3,165,984)	$ 3,165,984	3,165,984
TOTAL INVESTMENTS—99.5%
(Cost $1,366,827,858)		1,648,103,157
OTHER ASSETS & LIABILITIES (NET)—0.5%		8,000,616
NET ASSETS—100%		$1,656,103,773

(a)	ADR—American Depository Receipts
(b)	At March 31, 2017, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $1,370,395,431 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$364,357,041
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(86,649,315)
Net unrealized appreciation/(depreciation)	$277,707,726
The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an Integral part or these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

Pie Chart data:

Industry sector diversiﬁcation	Percent of net assets
Materials	22.2%
Consumer Discretionary	20.7%
Financials	19.4%
Industrials	13.2%
Energy	6.0%
Telecommunication Services	5.7%
Consumer Staples	4.7%
Information Technology	4.3%
Health Care	3.1%
CASH and other assets (net)	0.7%

The accompanying notes are an Integral part or these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS
March 31, 2017

Common Stock—95.5%
	Shares	Value
AUSTRALIA—7.1%
Asaleo Care Limited	5,058,400	$6,799,948
Programmed Maintenance Services Limited	4,077,692	5,839,766
Spotless Group Holdings Limited	15,436,700	12,792,751
WorleyParsons Limited	1,912,500	16,083,053
		41,515,518
AUSTRIA—0.5%
Semperit AG Holding	100,500	2,799,425
BELGIUM—0.7%
Kinepolis Group	83,473	4,277,040
BRAZIL—2.0%
Equatorial Energia S.A.	630,137	11,715,184
CHINA—3.4%
China Hongxing Sports Limited * (a)	10,258,400	73,437
Shanghai Mechanical & Electrical Industry Co.Limited—B	3,811,738	8,004,650
Shui On Land Limited	29,464,500	6,634,782
Xinhua Winshare Publishing and Media Co., Limited (a)	5,898,500	5,365,999
		20,078,868
DENMARK—2.3%
DFDS A/S	242,390	13,369,947
EGYPT—0.5%
Egypt Kuwait Holding Company S.A.E.	4,081,125	2,775,165
FRANCE—3.5%
Bonduelle S.C.A.	108,700	3,430,152
Elis SA	603,100	11,883,401
Ipsos	161,067	5,013,735
		20,327,288
GERMANY—4.6%
Freenet AG	459,400	14,983,394
QSC AG	1,251,100	2,078,381
Sixt SE	196,525	10,153,756
		27,215,531
HONG KONG—4.9%
AMVIG Holdings Limited	7,728,000	2,585,414
Samson Holding Limited	49,999,800	3,731,520
Texwinca Holdings Limited	10,914,200	7,344,854

The accompanying notes are an Integral part or these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
HONG KONG (continued)
VST Holdings Limited	8,003,360	$2,811,412
VTech Holdings Limited	1,005,400	12,018,331
		28,491,531
INDIA—4.3%
KRBL Limited	646,753	4,103,522
LIC Housing Finance Limited	1,090,800	10,365,414
NIIT Technologies Limited	536,475	3,600,046
South Indian Bank Limited	22,518,201	7,421,106
		25,490,088
IRELAND—4.3%
Glanbia plc	573,000	11,097,239
IFG Group plc	1,286,085	2,324,974
UDG Healthcare plc	1,310,785	11,534,811
		24,957,024
ITALY—2.2%
De'Longhi SpA	436,289	12,722,191
JAPAN—11.8%
Chugoku Marine Paints Limited	755,000	5,603,635
Daicel Corporation	871,700	10,490,910
IBJ Leasing Company, Limited	588,700	12,553,298
Nihon House Holdings Co., Limited	1,581,900	6,928,133
Prima Meat Packers Limited	3,358,000	14,827,337
Unipres Corporation	601,300	12,514,379
VT Holdings Co., Limited	1,159,000	6,012,134
		68,929,826
NETHERLANDS—2.3%
Arcadis NV	844,800	13,356,422
NORWAY—3.3%
ABG Sundal Collier Holding ASA	4,580,388	2,910,573
Borregaard ASA	645,100	7,239,483
SpareBank Nord-Norge	525,196	3,383,245
SpareBank 1 SMN	398,865	3,092,626
SpareBank 1 SR-Bank ASA	384,826	2,882,819
		19,508,746
PHILIPPINES—0.5%
Manila Water Company, Inc.	5,344,270	3,280,588

The accompanying notes are an Integral part or these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

	Shares	Value
PORTUGAL—1.2%
Redes Energéticas Nacionais, SGPS, S.A.	2,313,900	$6,982,476
SWEDEN—3.1%
Duni AB	210,701	3,088,852
Loomis AB, Class B	392,756	12,464,886
Nolato AB, Class B	93,100	2,781,764
		18,335,502
TAIWAN—7.6%
Chong Hong Construction Co., Limited	2,450,755	5,976,959
Holtek Semiconductor, Inc.	3,928,500	6,978,533
Huaku Development Co., Limited	2,410,100	5,552,146
Taiwan Union Technology Corporation	7,625,000	12,866,441
WT Microelectronics Co., Limited	3,992,240	5,835,242
Yageo Corporation	2,680,800	7,306,654
		44,515,975
THAILAND—5.8%
Hana Microelectronics PCL	6,330,180	8,658,231
Ratchaburi Electricity Generating Holding PCL	4,584,500	6,704,143
Thai Union Group PCL	14,654,496	9,126,409
Thanachart Capital PCL	6,805,400	9,555,782
		34,044,565
UNITED KINGDOM—19.6%
BBA Aviation plc	3,559,200	13,585,686
Carillion plc	3,272,700	9,148,565
Clarkson plc	98,009	3,194,340
Conviviality plc	1,931,100	6,596,494
Crest Nicholson Holdings plc	1,854,900	12,625,897
Galliford Try plc	657,628	12,134,727
Go-Ahead Group plc	449,100	9,722,485
Halfords Group plc	2,478,269	11,019,237
Keller Group plc	644,600	7,328,912
Lancashire Holdings Limited	1,428,930	12,046,063
The Restaurant Group plc	835,700	3,493,720
Vitec Group plc	247,217	2,460,598
Wetherspoon (J.D.) plc	965,600	11,438,550
		114,795,274
TOTAL COMMON STOCK
(Cost $487,965,355)		559,484,174

The accompanying notes are an Integral part or these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

Preferred Stock—2.9%
	Shares	Value
GERMANY—2.9%
Dräegerwerk AG
(Cost $13,677,217)	164,262	$16,935,024
Short Term Investments—1.2%
	Par Value	Value
Money Market—1.2%
State Street Bank Institutional U.S. Government Money Market Fund
(Cost $7,157,428)	$7,157,428	7,157,428
TOTAL INVESTMENTS—99.6%
(Cost $508,800,000)		583,576,626
OTHER ASSETS & LIABILITIES (NET)—0.4%		2,253,409
NET ASSETS—100%		$585,830,035

*	Fair Valued by Valuation Committee as delegated by the Trustees of the Pear Tree Funds that represent 0.01% of net assets as of March 31, 2017.
(a)	Non-income producing security
(b)	At March 31, 2017, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $509,538,244 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$94,734,048
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(20,695,666)
Net unrealized appreciation/(depreciation)	$74,038,382

The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an Integral part or these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017

Pie Chart data:

Industry sector diversification	Percent of net assets
Industrials	24.9%
Consumer Discretionary	18.5%
Financials	11.8%
Information Technology	10.7%
Consumer Staples	9.6%
Utilities	4.9%
Health Care	4.9%
Materials	4.4%
Real Estate	3.1%
Telecommunication Services	2.9%
Energy	2.7%
CASH and other assets (net)	1.6%

The accompanying notes are an Integral part or these financial statements.

PEAR TREE FUNDS

SCHEDULE OF ASSETS AND LIABILITIES
March 31, 2017

	Small Cap	Quality
Assets:
Investments at value (Includes collateral from securities on loan of $6,245,390; $3,872,331; $768,460; $1,090,602; $0; $0,respectively)* (Note 2)	$122,787,337	$121,135,123
Investment at value of affliliated securities	—	—
Repurchase agreements	—	1,764,025
Total Investments	122,787,337	122,899,148
Foreign currency at value (Cost $4,665 for Small Cap, $0 for Quality, $84,342 for Emerging Markets, $184,184 for Risk Parity, $505,737 for Foreign Value and $31,624 for Foreign Value Small Cap)	4,650	—
Cash	10	—
Dividends, interest and foreign tax reclaims receivable	83,562	186,658
Receivable for investments sold	—	65,028
Receivable for shares of beneficial interest sold	—	—
Other assets	13,863	9,021
Total Assets	$122,889,422	$123,159,855
Liabilities:
Payable for investments purchased	$—	$—
Payable for shares of beneficial interest repurchased	54,370	12,722
Payable for compensation of manager (Note 3)	77,814	77,169
Payable for distribution fees (Note 3)	22,958	24,332
Payable to custodian	2,292	70,042
Payable to transfer agent (Note 3)	17,204	17,931
Payable for collateral received for securities loaned	6,245,390	3,872,331
Payable for foreign capital gain tax	—	—
Unrealized loss on spot foreign currency contracts (Note 2)	—	—
Other accrued expenses and liabilities	2,140	2,643
Total Liabilities	$6,422,168	$4,077,170
Net Assets	$116,467,254	$119,082,685

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2017

Emerging	Risk	Foreign	Foreign Value
Markets	Parity	Value	Small Cap
$53,612,712	$60,234,742	$1,648,103,157	$583,576,626
57,407,743	—	—	—
235,366	39,359	—	—
111,255,821	60,274,101	1,648,103,157	583,576,626
83,564	184,165	507,620	31,643
—	—	—	—
221,442	160,847	9,417,104	2,745,123
152,503	—	—	—
306	—	904,151	564,887
7,238	—	22,387	—
$111,720,874	$60,619,113	$1,658,954,419	$586,918,279
$31,739	$—	$—	$—
26,117	—	945,528	346,787
35,232	29,882	1,381,933	482,388
21,734	312	181,079	56,452
8,982	1,461	38,397	26,026
16,401	8,835	239,178	84,542
768,460	1,090,602	—	—
101,079	19,192	—	65,590
—	—	3,301	—
323	1,758	61,230	26,459
$1,010,067	$1,152,042	$2,850,646	$1,088,244
$110,710,807	$59,467,071	$1,656,103,773	$585,830,035

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2017

	Small Cap	Quality
Net Assets Consist Of:
Shares of beneficial interest	$79,941,091	$95,386,258
Undistributed net investment income/(loss)	93,804	32,877
Accumulated net realized gain/(loss) on investments, foreign denominated assets, liabilities and currency	5,870,995	4,363,401
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities and currency	30,561,364	19,300,149
Net Assets	$116,467,254	$119,082,685
Investments at cost—Non-affiliated securities	$92,225,975	$103,598,957
Investments at cost—Affiliated securities	$—	$—
Total Investment cost	$92,225,975	$103,598,957
Net assets
Ordinary Shares	$109,246,879	$112,513,304
Institutional Shares	$7,220,375	$6,569,381
R6 Shares	—	—
Shares of beneficial interest outstanding (unlimited number of shares authorized)
Ordinary Shares	4,145,449	6,422,970
Institutional Shares	234,437	352,185
R6 Shares	—	—
Net asset value and offering price per share
Ordinary Shares	$26.35	$17.52
Institutional Shares	$30.80	$18.65
R6 Shares	—	—

*	Includes securities on loan to brokers with market value of $6,114,285; $3,794,291; $731,797; $1,024,242; $0; $0, respectively.)

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2017

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap
$139,642,959	$62,876,233	$1,523,392,936	$519,194,975
1,436,751	68,825	19,999,166	4,536,047
(32,282,386)	(3,881,786)	(168,525,381)	(12,606,631)
1,913,483	403,799	281,237,052	74,705,644
$110,710,807	$59,467,071	$1,656,103,773	$585,830,035
$48,707,279	$59,855,336	$1,366,827,858	$508,800,000
$60,543,226	$—	$—	$—
$109,250,505	$59,855,336	$1,366,827,858	$508,800,000
$102,632,538	$1,528,811	$859,328,287	$270,948,273
$8,078,269	$57,938,260	$759,793,193	$312,954,960
—	—	$36,982,293	$1,926,802
5,030,930	168,333	44,884,365	19,763,101
390,491	6,351,182	39,770,196	22,800,073
—	—	3,577,762	181,237
$20.40	$9.08	$19.15	$13.71
$20.69	$9.12	$19.10	$13.73
—	—	$10.34	$10.63

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2017
	Small Cap	Quality
Investment Income:
Dividends—Affiliated securities	$—	$—
Dividends—Non-affiliated securities *	1,577,213	2,700,624
Interest	14,335	130
Sec Lending Income	72,339	14,723
Miscellaneous	—	—
Total Investment Income	$1,663,887	$2,715,477
Expenses:
Compensation of manager (Note 3)	833,477	1,199,820
Distribution fees, Ordinary Shares (Note 3)	244,425	281,172
Administrative fees (Note 3)	30,564	35,856
Custodian and fund accounting fees	28,900	37,655
Regulatory and Compliance (Note 3)	9,421	11,046
Transfer agent fees (Note 3):
Ordinary Shares	161,121	184,291
Institutional Shares	10,536	12,306
R6 Shares	—	—
Audit and legal	14,855	17,134
Registration fees	33,447	29,781
Insurance	3,237	3,802
Compensation of trustees (Note 3)	6,658	7,775
Printing	7,896	8,925
Miscellaneous	7,139	8,279
Total expenses before waivers/reimbursements/reductions	1,391,676	1,837,842
Waivers and/or reimbursements of expenses(Note 3)	—	(299,896)
Expenses, Net	$1,391,676	$1,537,946
Net investment income/(loss)	$272,211	$1,177,531
Realized and unrealized gain/(loss) on investments, foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments **	$7,582,688	$7,916,906
Foreign denominated assets, liabilities, and currency	(4,537)	(1,587)
Distribution by affiliated investment company	—	—
Change in unrealized appreciation/(depreciation) of:
Investments	13,767,266	6,445,713
Foreign denominated assets, liabilities, and currency	2	6
Net realized and unrealized gain/(loss) on investment and foreign currency	21,345,419	14,361,038
Net increase/(decrease) in net assets resulting from operations	$21,617,630	$15,538,569

*	Dividends are net of foreign withholding taxes of $4,063 for Small Cap, $34,329 for Quality,$267,839 for Emerging Markets, $167,259 for Risk Parity, $4,913,853 for Foreign Value and $1,505,735 for Foreign Value Small Cap
**	Net realized gains on Investments are net of foreign withholding taxes of $-0- for Small Cap, $-0- for Quality, $12,572 for Emerging Markets, $11,087 for Risk Parity, $-0- for Foreign Value and $-0- for Foreign Value Small Cap

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2017

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap
$680,453	$—	$—	$—
2,059,744	1,333,800	44,243,395	17,976,973
71	19	99,426	41,882
11,185	11,471	—	—
—	—	—	568
$2,751,453	$1,345,290	$44,342,821	$18,019,423
651,689	331,834	15,780,222	5,377,420
265,683	3,644	2,156,816	658,213
35,634	16,216	470,794	159,937
144,892	101,379	492,803	267,052
10,982	4,998	144,970	49,260
174,526	2,524	1,402,231	427,820
20,027	87,165	1,147,188	442,191
—	—	430	22
31,597	7,842	212,960	81,359
38,415	7,418	112,265	75,177
3,779	1,718	49,873	16,951
7,732	3,530	102,041	34,666
7,364	3,373	99,275	33,198
8,226	3,809	106,961	36,948
1,400,546	575,450	22,278,829	7,660,214
(143,371)	—	—	—
$1,257,175	$575,450	$22,278,829	$7,660,214
$1,494,278	$769,840	$22,063,992	$10,359,209
$1,031,192	$(1,171,472)	$28,839,263	$(12,535,567)
(44,635)	(38,158)	(211,920)	(239,582)
—	—	—	—
7,285,387	3,669,202	149,384,254	83,187,270
(94,356)	(18,082)	(46,715)	(87,931)
8,177,588	2,441,490	177,964,882	70,324,190
$9,671,866	$3,211,330	$200,028,874	$80,683,399

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

		Small Cap
	Year Ended March 31, 2017		Year Ended March 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$272,211		$682,090
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	7,578,151		(669,183)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	13,767,268		(5,783,437)
Net increase/(decrease) from operations	$21,617,630		$(5,770,530)
Distributions to shareholders from:
Net investment income
Ordinary shares	$(581,080)		$—
Institutional shares	(44,869)		—
R6 Shares	—		—
Net realized gains
Ordinary shares	(632,387)		(6,352,222)
Institutional shares	(35,905)		(213,264)
R6 Shares	—		—
Total distributions	$(1,294,241)		$(6,565,486)
Fund share transactions (Note 8)	(780,175)		7,415,047
Increase/(decrease) in net assets	$19,543,214		$(4,920,969)
Net assets beginning of period	96,924,040		101,845,009
Net assets end of period*	$116,467,254		$96,924,040
* Includes undistributed net investment income/(loss) of:	$93,804		$539,195

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Quality
	Year Ended March 31, 2017		Year Ended March 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,177,531		$1,139,555
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	7,915,319		9,676,201
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	6,445,719		(4,368,074)
Net increase/(decrease) from operations	$15,538,569		$6,447,682
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,201,347)		$(993,291)
Institutional shares	(90,433)		(95,549)
R6 Shares	—		—
Net realized gains
Ordinary shares	(5,099,853)		(11,740,552)
Institutional shares	(316,791)		(962,649)
R6 Shares	—		—
Total distributions	$(6,708,424)		$(13,792,041)
Fund share transactions (Note 8)	(11,779,255)		2,063,272
Increase/(decrease) in net assets	$(2,949,110)		$(5,281,087)
Net assets beginning of period	122,031,795		127,312,882
Net assets end of period*	$119,082,685		$122,031,795
* Includes undistributed net investment income/(loss) of:	$32,877		$170,747

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Emerging Markets
	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,494,278	$2,096,690
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	986,557	(14,395,832)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	7,191,031	(4,905,263)
Net increase/(decrease) from operations	$9,671,866	$(17,204,405)
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,694,688)	$(1,653,738)
Institutional shares	(316,247)	(235,570)
R6 Shares	—	—
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
R6 Shares	—	—
Total distributions	$(2,010,935)	$(1,889,308)
Fund share transactions (Note 8)	(18,331,368)	756,481
Increase/(decrease) in net assets	$(10,670,437)	$(18,337,232)
Net assets beginning of period	121,381,244	139,718,476
Net assets end of period*	$110,710,807	$121,381,244
* Includes undistributed net investment income/(loss) of:	$1,436,751	$2,010,614

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Risk Parity
	Year Ended March 31, 2017		Year Ended March 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$769,840		$565,210
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(1,209,630)		(2,381,107)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	3,651,120		(1,851,434)
Net increase/(decrease) from operations	$3,211,330		$(3,667,331)
Distributions to shareholders from:
Net investment income
Ordinary shares	$(14,514)		$(12,717)
Institutional shares	(686,298)		(500,735)
R6 Shares	—		—
Net realized gains
Ordinary shares	—		—
Institutional shares	—		—
R6 Shares	—		—
Total distributions	$(700,812)		$(513,452)
Fund share transactions (Note 8)	4,133,313		16,948,457
Increase/(decrease) in net assets	$6,643,831		$12,767,674
Net assets beginning of period	52,823,240		40,055,566
Net assets end of period*	$59,467,071		$52,823,240
* Includes undistributed net investment income/(loss) of:	$68,825		$49,042

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Foreign Value
	Year Ended March 31, 2017		Year Ended March 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$22,063,992		$22,524,114
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	28,627,343		(13,289,107)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	149,337,539		(137,051,073)
Net increase/(decrease) from operations	$200,028,874		$(127,816,066)
Distributions to shareholders from:
Net investment income
Ordinary shares	$(8,477,311)		$(15,425,223)
Institutional shares	(9,379,254)		(13,111,168)
R6 Shares	—		—
Net realized gains
Ordinary shares	—		—
Institutional shares	—		—
R6 Shares	—		—
Total distributions	$(17,856,565)		$(28,536,391)
Fund share transactions (Note 8)	(156,029,344)		160,981,925
Increase/(decrease) in net assets	$26,142,965		$4,629,468
Net assets beginning of period	1,629,960,808		1,625,331,340
Net assets end of period*	$1,656,103,773		$1,629,960,808
* Includes undistributed net investment income/(loss) of:	$19,999,166		$10,496,797

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Foreign Value Small Cap
	Year Ended March 31, 2017		Year Ended March 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$10,359,209		$9,834,485
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(12,775,149)		3,445,565
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	83,099,339		(68,150,750)
Net increase/(decrease) from operations	$80,683,399		$(54,870,700)
Distributions to shareholders from:
Net investment income
Ordinary shares	$(2,796,624)		$(4,920,510)
Institutional shares	(3,807,349)		(4,126,486)
R6 Shares	—		—
Net realized gains
Ordinary shares	(1,654,113)		(1,338,214)
Institutional shares	(1,795,050)		(982,047)
R6 Shares			—
Total distributions	$(10,053,136)		$(11,367,257)
Fund share transactions (Note 8)	(39,155,442)		187,248,097
Increase/(decrease) in net assets	$31,474,821		$121,010,140
Net assets beginning of period	554,355,214		433,345,074
Net assets end of period*	$585,830,035		$554,355,214
* Includes undistributed net investment income/(loss) of:	$4,536,047		$1,023,799

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.61	$24.65	$27.62	$22.50	$20.36
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.06	0.16	0.04	(0.08)	(0.03)
Net realized and unrealized gain/(loss) on securities	4.99	(1.59)	(0.37)	5.20	2.17
Total from Investment Operations	5.05	(1.43)	(0.33)	5.12	2.14
Less Distributions:
Dividends from net investment income	(0.15)	—	(0.20)	—	—
Distributions from realized capital gains	(0.16)	(1.61)	(2.44)	—	—
Total Distributions	(0.31)	(1.61)	(2.64)	—	—
Net Asset Value, End of Period	$26.35	$21.61	$24.65	$27.62	$22.50
Total Return	23.36%	(5.83)%	(0.36)%	22.76%	10.51%
Net Assets, End of Period (000's)	$109,247	$91,139	$98,084	$107,370	$101,275
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.35%	1.35%	1.50%	1.53%	1.63%
Net	1.35%	1.35%	1.50%	1.53%	1.63%
Ratio of net investment income (loss) to average net assets (b)	0.25%	0.70%	0.17%	(0.30)%	(0.16)%
Portfolio Turnover	37%	17%	94%	67%	54%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS SMALL CAP FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.19	$28.39	$31.37	$25.48	$23.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.14	0.23	0.11	(0.02)	0.02
Net realized and unrealized gain/(loss) on securities	5.83	(1.82)	(0.39)	5.91	2.46
Total from Investment Operations	5.97	(1.59)	(0.28)	5.89	2.48
Less Distributions:
Dividends from net investment income	(0.20)	—	(0.26)	—	—
Distributions from realized capital gains	(0.16)	(1.61)	(2.44)	—	—
Total Distributions	(0.36)	(1.61)	(2.70)	—	—
Net Asset Value, End of Period	$30.80	$25.19	$28.39	$31.37	$25.48
Total Return	23.71%	(5.62)%	(0.11)%	23.12%	10.78%
Net Assets, End of Period (000's)	$7,220	$5,785	$3,761	$9,812	$8,000
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.10%	1.10%	1.28%	1.28%	1.38%
Net	1.10%	1.10%	1.28%	1.28%	1.38%
Ratio of net investment income (loss) to average net assets (b)	0.49%	0.89%	0.36%	(0.08)%	0.07%
Portfolio Turnover	37%	17%	94%	67%	54%
(a)	Per share numbers have been calculated using the average shares method.
(b)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE QUALITY FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.31	$17.47	$18.10	$15.85	$14.33
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.16	0.15	0.28	0.19	0.16
Net realized and unrealized gain/(loss) on securities	2.04	0.72	1.30	2.24	1.52
Total from Investment Operations	2.20	0.87	1.58	2.43	1.68
Less Distributions:
Dividends from net investment income	(0.19)	(0.16)	(0.33)	(0.18)	(0.16)
Distributions from realized capital gains	(0.80)	(1.87)	(1.88)	—	—
Total Distributions	(0.99)	(2.03)	(2.21)	(0.18)	(0.16)
Net Asset Value, End of Period	$17.52	$16.31	$17.47	$18.10	$15.85
Total Return	14.04%	5.47%	9.12%	15.40%	11.85%
Net Assets, End of Period (000's)	$112,513	$113,498	$116,104	$114,857	$98,033
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.55%	1.55%	1.54%	1.55%	1.62%
Net excluding dividend and interest expense for securities sold short	1.30%	1.29%	1.29%	1.30%	1.46%
Ratio of net investment income (loss) to average net assets (c)	0.97%	0.91%	1.52%	1.13%	1.11%
Portfolio Turnover	31%	35%	49%	35%	40%

The accompanying notes are an integral part of these financial statements.

PEAR TREE QUALITY FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.30	$18.39	$18.95	$16.58	$14.95
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.22	0.21	0.35	0.25	0.24
Net realized and unrealized gain/(loss) on securities	2.16	0.76	1.35	2.35	1.59
Total from Investment Operations	2.38	0.97	1.70	2.60	1.83
Less Distributions:
Dividends from net investment income	(0.23)	(0.19)	(0.38)	(0.23)	(0.20)
Distributions from realized capital gains	(0.80)	(1.87)	(1.88)	—	—
Total Distributions	(1.03)	(2.06)	(2.26)	(0.23)	(0.20)
Net Asset Value, End of Period	$18.65	$17.30	$18.39	$18.95	$16.58
Total Return	14.30%	5.74%	9.34%	15.74%	12.37%
Net Assets, End of Period (000's)	$6,569	$8,533	$11,209	$10,045	$3,576
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.30%	1.30%	1.29%	1.31%	1.35%
Net excluding dividend and interest expense for securities sold short	1.05%	1.04%	1.04%	1.03%	1.01%
Ratio of net investment income (loss) to average net assets (c)	1.22%	1.14%	1.83%	1.38%	1.58%
Portfolio Turnover	31%	35%	49%	35%	40%
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(d)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE PANAGORA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.96	$21.94	$22.15	$23.56	$22.67
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.23	0.33	0.29	0.33	0.37
Net realized and unrealized gain/(loss) on securities	1.52	(3.02)	(0.18)	(1.45)	0.85
Total from Investment Operations	1.75	(2.69)	0.11	(1.12)	1.22
Less Distributions:
Dividends from net investment income	(0.31)	(0.29)	(0.32)	(0.29)	(0.33)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.31)	(0.29)	(0.32)	(0.29)	(0.33)
Net Asset Value, End of Period	$20.40	$18.96	$21.94	$22.15	$23.56
Total Return	9.39%	(12.12)%	0.54%	(4.77)%	5.41%
Net Assets, End of Period (000's)	$102,633	$107,893	$127,295	$131,920	$140,267
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.21%	1.32%	1.37%	1.60%	1.76%
Net	1.09%	1.31%	1.37%	1.60%	1.76%
Ratio of net investment income (loss) to average net assets (b)	1.21%	1.66%	1.26%	1.50%	1.66%
Portfolio Turnover	47%	82%(d)	35%	61%	25%

The accompanying notes are an integral part of these financial statements.

PEAR TREE PANAGORA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.23	$22.26	$22.46	$23.88	$22.97
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.34	0.36	0.35	0.39	0.43
Net realized and unrealized gain/(loss) on securities	1.49	(3.04)	(0.18)	(1.46)	0.87
Total from Investment Operations	1.83	(2.68)	0.17	(1.07)	1.30
Less Distributions:
Dividends from net investment income	(0.37)	(0.35)	(0.37)	(0.35)	(0.39)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.37)	(0.35)	(0.37)	(0.35)	(0.39)
Net Asset Value, End of Period	$20.69	$19.23	$22.26	$22.46	$23.88
Total Return	9.68%	(11.88)%	0.81%	(4.52)%	5.69%
Net Assets, End of Period (000's)	$8,078	$13,489	$12,424	$15,358	$15,165
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	0.95%	1.07%	1.11%	1.35%	1.49%
Net	0.83%	1.06%	1.11%	1.35%	1.49%
Ratio of net investment income (loss) to average net assets (b)	1.69%	1.78%	1.52%	1.74%	1.92%
Portfolio Turnover	47%	82%(d)	35%	61%	25%
(a)	Per share numbers have been calculated using the average shares method.
(b)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
(d)	Turnover is higher due to a change in strategy as of March 18, 2016.

The accompanying notes are an integral part of these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	June 27, 2013* through March 31, 2014
Net Asset Value, Beginning of Period	$8.70	$9.73	$10.30	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.10	0.10	0.09	(0.03)
Net realized and unrealized gain/(loss) on securities	0.37	(1.05)	(0.57)	0.40
Total from Investment Operations	0.47	(0.95)	(0.48)	0.37
Less Distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.07)	—
Distributions from realized capital gains	—	—	(0.02)	(0.07)
Total Distributions	(0.09)	(0.08)	(0.09)	(0.07)
Net Asset Value, End of Period	$9.08	$8.70	$9.73	$10.30
Total Return	5.44%	(9.67)	(4.63)%	3.68%***
Net Assets, End of Period (000's)	$1,529	$1,463	$1,558	$652
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.30%	1.44%	1.54%	2.10%**
Net	1.30%	1.44%	1.54%	2.10%**
Ratio of net investment income (loss) to average net assets (b)	1.15%	1.16%	0.88%	(0.43)%**
Portfolio Turnover	42%	24%	34%	42%***

The accompanying notes are an integral part of these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	June 27, 2013* through March 31, 2014
Net Asset Value, Beginning of Period	$8.74	$9.78	$10.35	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.12	0.12	0.13	0.01
Net realized and unrealized gain/(loss) on securities	0.37	(1.06)	(0.59)	0.41
Total from Investment Operations	0.49	(0.94)	(0.46)	0.42
Less Distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.09)	—
Distributions from realized capital gains	—	—	(0.02)	(0.07)
Total Distributions	(0.11)	(0.10)	(0.11)	(0.07)
Net Asset Value, End of Period	$9.12	$8.74	$9.78	$10.35
Total Return	5.70%	(9.43)	(4.41)%	4.19%***
Net Assets, End of Period (000's)	$57,938	$51,360	$38,497	$33,071
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.03%	1.19%	1.28%	1.69%**
Net	1.03%	1.19%	1.28%	1.69%**
Ratio of net investment income (loss) to average net assets (b)	1.40%	1.40%	1.20%	0.09%**
Portfolio Turnover	42%	24%	34%	42%***
*	Fund commenced operations June 27, 2013.
**	Annualized.
***	Not Annualized.
(a)	Per share numbers have been calculated using the average shares method.
(b)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.03	$18.67	$19.38	$15.83	$13.64
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.23	0.23	0.29	0.19	0.15
Net realized and unrealized gain/(loss) on securities	2.07	(1.60)	(0.80)	3.49	2.12
Total from Investment Operations	2.30	(1.37)	(0.51)	3.68	2.27
Less Distributions:
Dividends from net investment income	(0.18)	(0.27)	(0.20)	(0.13)	(0.08)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.18)	(0.27)	(0.20)	(0.13)	(0.08)
Net Asset Value, End of Period	$19.15	$17.03	$18.67	$19.38	$15.83
Total Return	13.59%	(7.29)%	(2.53)%	23.28%	16.73%
Net Assets, End of Period (000's)	$859,328	$932,418	$1,030,641	$908,108	$705,210
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.53%	1.52%	1.52%	1.54%	1.59%
Net	1.53%	1.52%	1.52%	1.54%	1.59%
Ratio of net investment income (loss) to average net assets (b)	1.31%	1.29%	1.55%	1.11%	1.04%
Portfolio Turnover	15%	13%	2%	3%	10%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.00	$18.68	$19.39	$15.83	$13.63
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.26	0.27	0.33	0.24	0.17
Net realized and unrealized gain/(loss) on securities	2.07	(1.60)	(0.80)	3.48	2.15
Total from Investment Operations	2.33	(1.33)	(0.47)	3.72	2.32
Less Distributions:
Dividends from net investment income	(0.23)	(0.35)	(0.24)	(0.16)	(0.12)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.23)	(0.35)	(0.24)	(0.16)	(0.12)
Net Asset Value, End of Period	$19.10	$17.00	$18.68	$19.39	$15.83
Total Return	13.82%	(7.06)%	(2.29)%	23.58%	17.07%
Net Assets, End of Period (000's)	$759,793	$697,543	$594,691	$570,792	$180,265
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.27%	1.27%	1.27%	1.28%	1.33%
Net	1.27%	1.27%	1.27%	1.28%	1.33%
Ratio of net investment income (loss) to average net assets (b)	1.49%	1.51%	1.76%	1.37%	1.22%
Portfolio Turnover	15%	13%	2%	3%	10%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

R 6 Shares
February 6, 2017*
through
March 31, 2017
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.05
Net realized and unrealized gain/(loss) on securities	0.29
Total from Investment Operations	0.34
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.34
Total Return	3.40%***
Net Assets, End of Period (000's)	$36,982
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.14%**
Net	1.14%**
Ratio of net investment income (loss) to average net assets (b)	3.39%**
Portfolio Turnover	15%***
*	Commenced operations February 6, 2017
**	Annualized *** Not Annualized
(a)	Per share numbers have been calculated using the average shares method.
(b)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.06	$13.35	$13.17	$10.50	$ 9.02
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.23	0.21	0.15	0.14	0.14
Net realized and unrealized gain/(loss) on securities	1.64	(1.26)	0.17	2.66	1.50
Total from Investment Operations	1.87	(1.05)	0.32	2.80	1.64
Less Distributions:
Dividends from net investment income	(0.14)	(0.19)	(0.14)	(0.13)	(0.16)
Distributions from realized capital gains	(0.08)	(0.05)	—	—	—
Total Distributions	(0.22)	(0.24)	(0.14)	(0.13)	(0.16)
Net Asset Value, End of Period	$13.71	$12.06	$13.35	$13.17	$10.50
Total Return	15.73%	(7.83)%	2.57%	26.80%	18.34%
Net Assets, End of Period (000's)	$270,948	$283,509	$233,185	$138,321	$92,806
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.55%	1.56%	1.56%	1.58%	1.66%
Net	1.55%	1.56%	1.56%	1.58%	1.66%
Ratio of net investment income (loss) to average net assets (b)	1.82%	1.66%	1.15%	1.23%	1.55%
Portfolio Turnover	46%	8%	11%	4%	9%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.07	$13.36	$13.19	$10.51	$ 9.03
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.25	0.24	0.14	0.16	0.17
Net realized and unrealized gain/(loss) on securities	1.66	(1.26)	0.21	2.67	1.49
Total from Investment Operations	1.91	(1.02)	0.35	2.83	1.66
Less Distributions:
Dividends from net investment income	(0.17)	(0.22)	(0.18)	(0.15)	(0.18)
Distributions from realized capital gains	(0.08)	(0.05)	—	—	—
Total Distributions	(0.25)	(0.27)	(0.18)	(0.15)	(0.18)
Net Asset Value, End of Period	$13.73	$12.07	$13.36	$13.19	$10.51
Total Return	16.13%	(7.62)%	2.79%	27.16%	18.59%
Net Assets, End of Period (000's)	$312,955	$270,846	$200,160	$47,418	$22,459
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.30%	1.30%	1.31%	1.33%	1.41%
Net	1.30%	1.30%	1.31%	1.33%	1.41%
Ratio of net investment income (loss) to average net assets (b)	2.03%	1.91%	1.12%	1.47%	1.88%
Portfolio Turnover	46%	8%	11%	4%	9%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

R 6 Shares
February 6, 2017*
through
March 31, 2017
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.04
Net realized and unrealized gain/(loss) on securities	0.59
Total from Investment Operations	0.63
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.63
Total Return	6.30%***
Net Assets, End of Period (000's)	$1,927
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.14%**
Net	1.14%**
Ratio of net investment income (loss) to average net assets (b)	2.95%**
Portfolio Turnover	46%***
*	Commenced operations February 6, 2017
**	Annualized *** Not Annualized
(a)	Per share numbers have been calculated using the average shares method.
(b)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust
Pear Tree Funds, (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently has six series (each a "Fund" and collectively the "Funds"), each with its own investment objective and strategy.
Pear Tree Polaris Small Cap Fund ("Small Cap") seeks maximum long-term capital appreciation.
Pear Tree Quality Fund ("Quality") seeks long-term growth of capital.
Pear Tree PanAgora Emerging Markets Fund ("Emerging Markets") seeks long-term growth of capital.
Pear Tree PanAgora Risk Parity Emerging Markets Fund ("Risk Parity") seeks long-term growth of capital.
Pear Tree Polaris Foreign Value Fund ("Foreign Value") seeks long-term capital growth and income.
Pear Tree Polaris Foreign Value Small Cap Fund ("Foreign Value Small Cap") seeks long-term capital growth and income.
Each of the Funds is a "non-diversified company," within the meaning of the 1940 Act, other than Emerging Markets, which is a "diversified company."
As the Trust is an investment company, each Fund accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services-Investment Companies".
Each Fund offers two classes of shares, designated as Ordinary Shares and Institutional Shares. As of February 6, 2017, each of Foreign Value and Foreign Value Small Cap offers a third class of shares, designated as R6 Shares. The classes differ principally in their respective expense structure and minimum investment requirements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders pursuant to Rule 12b-1. There is no Rule 12b-1 distribution plan for Institutional Shares or R6 shares of any Fund.
At times, a Fund's investments may include investments in industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, especially emerging markets or countries with limited or developing markets, such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund's investments and income generated by these investments, as well as a Fund's ability to repatriate such amounts. Information regarding each Fund's principal investment risks is contained in the Funds' prospectus. Please refer to the Funds' prospectus when considering a Fund's investment risks.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

2. Significant Accounting Policies
Each Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles. Those principals require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.
Security Valuation
Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the "Valuation Procedures") established by the Trust's Trustees (the "Trustees"), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.
The Funds' Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:
•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

•	Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund's own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.
The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Changes in valuation techniques may result in transfers in changing an investment's assigned level within the hierarchy.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2017:

		Significant		Market
	Quoted Prices	Other	Significant	Value at
	In Active	Observable	Unobservable	March 31,
	Markets	Inputs	Inputs	2017
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$101,588,010	$—	$—	$101,588,010
Real Estate Investment
Trusts	11,112,827		—	11,112,827
Short Term Investments	10,086,500	—	—	10,086,500
Total	$122,787,337	$—	$—	$122,787,337
Quality
Common Stock*	$101,227,866	$1,317,751	$—	$102,545,617
Depository Receipts	14,717,175	—	—	14,717,175
Short Term Investments	3,872,331	1,764,025	—	5,636,356
Total	$119,817,372	$3,081,776	$—	$122,899,148

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

	Quoted Prices	Significant Other	Significant	Market Value at
	In Active	Observable	Unobservable	March 31,
	Markets	Inputs	Inputs	2017
	Level 1	Level 2	Level 3	Total
Emerging Markets
Common Stock*	$42,883,594	$2,772,373	$—	$45,655,967
Common Stock Units	27,981	—	—	27,981
Depository Receipts	4,616,704	—	—	4,616,704
Mutual Funds	58,233,919	—	—	58,233,919
Preferred Stock	1,591,673	—	—	1,591,673
Real Estate Investment
Trusts	125,751	—	—	125,751
Short Term Investments	768,460	235,366	—	1,003,826
Total	$108,248,082	$3,007,739	$—	$111,255,821
Risk Parity
Common Stock*	$43,284,237	$8,897,060	$—	$52,181,297
Depository Receipts	5,515,324	210,357	—	5,725,681
Preferred Stock	751,883	—	—	751,883
Real Estate Investment
Trusts	473,430	—	—	473,430
Rights	5,347	6,502	—	11,849
Short Term Investments	1,090,602	39,359	—	1,129,961
Total	$51,120,823	$9,153,278	$—	$60,274,101
Foreign Value
Common Stock*	$1,468,903,565	$79,431,758	$—	$1,548,335,323
Depository Receipts	96,601,850	—	—	96,601,850
Short Term Investments	3,165,984	—	—	3,165,984
Total	$1,568,671,399	$79,431,758	$—	$1,648,103,157
Foreign Value Small Cap
Common Stock*	$522,591,007	$36,819,730	$73,437	$559,484,174
Preferred Stock	16,935,024	—	—	16,935,024
Short Term Investments	7,157,428	—	—	7,157,428
Total	$546,683,459	$36,819,730	$73,437	$583,576,626

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value.

			Foreign Value
	Risk Parity	Foreign Value	Small Cap
	Common Stock	Common Stock	Common Stock
Balances as of 3/31/2016	$33,255	$200,542	$271,209
Realized gain (loss)	$(3,077)	$(13,348,150)	$(10,322,240)
Changed in unrealized appreciation (depreciation)	$(7,129)	$15,529,612	$12,291,275
Purchases	$—	$—	$—
Sales	$(23,049)	$(2,382,004)	$(2,166,807)
Transfer into Level 3	$—	$—	$—
Transfer out of Level 3	$—	$—	$—
Balances as of 3/31/2017	$—	$—	$73,437

*	Refer to Schedule of Investments for breakout by industry or country.
*	Transfers between Levels are recognized at the end of the reporting period.
*	Quality Fund transferred $1,317,751 out of Level 1 into Level 2. Emerging Markets Fund transferred $987,100 out of Level 1 into Level 2. Risk Parity Fund transferred $5,356,411 out of Level 1 into Level 2. Foreign Value Small Cap Fund transferred $2,775,165 out of Level 1 into Level 2. Small Cap and Foreign Value Funds had no transfers at period end.
The reason some securities were transferred from Level 1 into Level 2 was inactive pricing of the securities.
*	For each Fund other than Small Cap, the aggregate market value of common stock labeled as Level 2 consists of the market value of the common stock labeled as Level 2 in the following industries. For Small Cap, no common stock was labeled as Level 2 as of March 31, 2017:

					Foreign Value
	Quality	Emerging Markets	Risk Parity	Foreign Value	Small Cap
Banks	$—	$ 1,371,705	$ 1,862,316	$ 41,746,025	$ 9,555,782
Biotechnology	—	—	80,976	—	—
Chemicals	—	—	266,682	—	—
Construction Materials	—	977,461	162,648	—	—
Diversified Financial
Services	—	—	—	—	2,775,165
Diversified
Telecommunication
Services	—	—	934,916	—	—
Electric Utilities	—	—	365,912	—	6,704,143
Electronic Equipment,
Instruments &
Components	—	—	210,076	—	8,658,231
Food & Staples Retailing	—	—	329,161	—	—
Food Products	—	—	150,462	—	9,126,409
Health Care Providers &
Services	—	—	330,533	—	—
Hotels, Restaurants &
Leisure	—	—	455,109	—	—
Household Products	1,317,751	—	—	—	—
Industrial Conglomerates	—	—	348,885	—	—
Insurance	—	326,952	204,639	—	—
Marine	—	—	467,883	—	—
Media	—	—	89,374	—	—

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

					Foreign Value
	Quality	Emerging Markets	Risk Parity	Foreign Value	Small Cap
Multi Utilities	$—	$—	$453,039	$—	$—
Multiline Retail	—	—	75,245	—	—
Oil, Gas & Consumable
Fuels	—	—	530,596	37,685,733	—
Real Estate
Management &
Development	—	96,255	884,989	—	—
Road & Rail	—	—	130,734	—	—
Specialty Retail	—	—	141,936	—	—
Transportation &
Infrastructure	—	—	251,560	—	—
Wireless
Telecommunication
Services	—	—	379,746	—	—
	$1,317,751	$2,772,373	$9,107,417	$79,431,758	$36,819,730

*	Common stock held by Foreign Value Small Cap and labeled as Level 3 consists of the market value of the common stock labeled as Level 3 in the following industries. No other Fund held common stock labeled as Level 3 as of March 31, 2017:

Foreign Value
	Risk Parity	Small Cap
Leisure Products	$ —	$ 73,437
Semiconductor Equipment + Products	—	—
	$ 0	$ 73,437

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2017;

					Impact to Valuation from a
Common	Fair Value	Valuation	Unobservable		Decrease
Stock	March 31, 2017	Methodologies	Input (1)	Range	in Input (2)
Foreign Value	$73,437	Market	Comparability	100%	Decrease
Small Cap		Comparable	Adjustment
Risk Parity	$—	Market	Comparability	100%	Decrease
		Comparable	Adjustment

1.	In determining certain of these inputs, management evaluates a variety of factors, including economic conditions, industry and market developments, and company specific developments.
2.	This column represents the directional change in the fair value of the Level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the observable input would have the opposite effect.

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

Offsetting Assets and Liabilities
The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of their financial statements to understand the effect of those arrangements on their financial position. During the year ended March 31, 2017, the Funds were not subject to any master netting arrangements or similar agreements.
The table below shows the offsetting assets and liabilities relating to the repurchase agreement and the securities lending agreements shown on the Statement of Assets and Liabilities.

Gross Amounts not offset in the
		Gross Amounts	Net Amounts	Statement of Financial Position
	Gross Amounts	Offset in the	Presented in the		Collateral
Repurchase	of Recognized	Statement of	Statement of	Financial	Pledged	Net
Agreements	Assets	Financial Position	Financial Position	Instruments	(Received)	Amount
Quality	$ 1,764,025	$ —	$ 1,764,025	$ 1,764,025	$ —	$ —
Emerging Markets	235,366	—	235,366	235,366	—	—
Risk Parity	39,359	—	39,359	39,359	—	—

The type and maturity of non-cash collateral in relation to the value of repurchase agreements on the Statement of Assets and Liabilities is as follows:

		Up to	30–90	Greater than
Name	Fund/Collateral Type	30 Days	Days	90 Days	Total
Quality	U.S. Treasury Obligations	$ —	$ —	$1,764,025	$ 1,764,025
Emerging Markets	U.S. Treasury Obligations	—	—	235,366	235,366
Risk Parity	U.S. Treasury Obligations	—	—	39,359	39,359

				Gross Amounts not offset in the
		Gross Amounts	Net Amounts	Statement of Financial Position
	Gross Amounts	Offset in the	Presented in the		Collateral
	of Recognized	Statement of	Statement of	Financial	Pledged	Net
Security Lending	Liabilities	Financial Position	Financial Position	Instruments	(Received)	Amount
Small Cap	$ 6,245,390	$ —	$ 6,245,390	$ 6,245,390(a)	$ —	$ —
Quality	3,872,331	—	3,872,331	3,872,331(a)	—	—
Emerging Markets	768,460	—	768,460	768,460(a)	—	—
Risk Parity	1,090,602	—	1,090,602	1,090,602(a)	—	—

(a) Collateral for securities on loan is included in the Schedule of Investments.
The type and maturity of non-cash collateral in relation to the value of security lending on the Statement of Assets and Liabilities is as follows:

		Up to	30–90	Greater than
Name	Fund/Collateral Type	30 Days	Days	90 Days	Total
Small Cap	Money Market	$ 6,245,390	$ —	$ —	$ 6,245,390
Quality	Money Market	3,872,331	—	—	3,872,331
Emerging Markets	Money Market	768,460	—	—	768,460
Risk Parity	Money Market	1,090,602	—	—	1,090,602

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Guarantees and Indemnifications
In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be minimal.
Subsequent Events
In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financials were issued. There were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds' financial statements.
Security Transactions and Related Investment Income
Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain is recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.
Repurchase Agreements
The Funds' custodian takes possession of securities collateralizing repurchase agreements through the federal book-entry system. Collateral is marked-to-market daily to confirm that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer of the collateral defaults or enters into bankruptcy.

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
Counterparty Credit Risk
Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, a Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although a Fund expects to enter into transactions only with counterparties believed by the Fund's investment manager or Sub-Adviser to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.
The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note.
Foreign Currency Transactions
All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
Forward Foreign Currency Contracts
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
Spot Foreign Currency Contracts at March 31, 2017:

	Foreign Value Fund

				Unrealized appreciation
Currency to deliver	Local Value	In exchange for	Settlement Date	(depreciation)
United States Dollar	504,317	GBP 404,944	4/03/17	$(3,301)
				$(3,301)

Securities Lending
To generate additional income, each of Small Cap, Quality, Emerging Markets and Risk Parity lend its securities to institutional investors using Securities Finance Trust Company ("eSecLending") as its lending agent. Small Cap, Quality, Emerging Markets and Risk Parity may each lend up to 30 percent of its assets pursuant to certain agreements ("Securities Lending Agreements") requiring that the loan be continuously secured. Securities loaned are arranged by eSecLending with certain pre-approved borrowers, typically broker-dealers acting on behalf of institutional clients. The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105 percent of the market value of borrowings for loans of non-U.S. equities and non-U.S. fixed income securities, and 102 percent of the borrowings for loans of U.S. equities and U.S. fixed income securities. Collateral is marked-to-market daily. Cash collateral is invested in a registered money market fund.
Risks, such as delay in recovery of lent securities, may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third party insurers to cover these potential risks.
At March 31, 2017, the following Funds had collateral and loans outstanding of:

	Value of Collateral	Value of Loaned Securities
Small Cap	$ 6,245,390	6,114,285
Quality	3,872,331	3,794,291
Emerging Markets	768,460	731,797
Risk Parity	1,090,602	1,024,242

Allocations of Trust Expenses
Trust expenses attributable to a specific Fund are allocated to that Fund. Trust expenses that are not attributed to a specific Fund are allocated among all Funds in proportion to the respective net assets of the Funds.
A Fund's expenses allocable to a specific class of shares of that Fund, such as distribution (12b-1) fees and certain transfer agent fees for R6 Shares and Institutional Shares, are allocated to that class. Fund expenses that are not attributable to a specific class, which includes management fees, custody expenses, and most other regular expenses, are allocated to all classes in proportion to the respective net assets of the Fund's classes. (See Note 3.)

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
Income, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3.)
Distributions to Shareholders
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur distribution (12b-1) fees while Institutional Shares and R6 Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.
3. Management Fees, Sub-Advisory Fees and Other Affiliate Transactions
Management Fees
The Funds have entered into a management agreement (the "Management Agreement") with Pear Tree Advisors, Inc. (the "Manager"). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of investment sub-advisers, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds, except for Small Cap and Risk Parity, for which there is an annual rate 0.80 percent and 0.60 percent of the average daily total net assets, respectively.
For the period of March 31,2017through July 31, 2018, with respect to Foreign Value and Foreign Value Small Cap, the Manager has agreed to waive a portion of its management fee that it would otherwise receive under the Management Agreement such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of each such Fund would be calculated using an annual rate of 0.90 percent of that Fund's Net Assets, as such term is defined in the Management Agreement. The Trustees have the right to terminate this arrangement in its discretion.
From January 27, 2011 to July 31, 2013, the Manager had waived a portion of its management fee relating to Quality Fund by an amount equal to the annualized rate of 0.15 percent of Quality Fund's average daily net assets if and when the Quality Fund's average daily net assets were up to $100 million, and in an amount equal to the annualized rate of 0.25 percent of Quality Fund's average daily net assets if and when Quality Fund's average daily net assets equal to or greater than $100 million. From April 1, 2011 to August 1, 2013, the Manager had waived or reimbursed Fund expenses relating to Institutional Shares of Quality Fund such that the total annualized fund operating expenses relating to Institutional Shares were not more than 1.00 percent.

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
Beginning December 1, 2013, the Manager has agreed until July 31, 2018 to waive a portion of its management fee relating to Quality Fund by an amount equal to the annualized rate of 0.25 percent of Quality Fund's average daily net assets if and when the Quality Fund's average daily net assets up to and including $125 million, and in an amount equal to the annualized rate of 0.50 percent of Quality Fund's average daily net assets if and when Quality Fund's average daily net assets in excess of $125 million. The Trustees have the right to terminate this arrangement in its discretion.
Beginning March 18, 2016, the Manager contractually agreed until July 31, 2018 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund's net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund's net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund's net assets are in excess of $600 million. The Trustees have the right to terminate this arrangement in its discretion.
In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap Fund to the extent that the total expenses of Small Cap Fund individually exceed 2 percent of average net assets for any fiscal year. Small Cap Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.
For the year ended March 31, 2017, aggregate amount of management fees, exclusive of fee waivers and Fund reimbursements, from all Funds was $24,174,462.
Sub-Advisory Fees
The Manager has entered into sub-advisory contracts with the following sub-advisers (collectively the "Sub-Advisers") to provide investment sub-advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Quality), PanAgora Asset Management, Inc. (Emerging Markets and Risk Parity), and Polaris Capital Management, LLC (Small Cap, Foreign Value, and Foreign Value Small Cap).
For services rendered, the Manager pays to the Sub-Advisers of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. During the year ended March 31, 2017, the fees paid by the Manager to the Sub-Advisers of the Funds were as follows:

Small Cap	0.25% of the first $100 million and
0.30% of amounts in excess of $100 million but less than
$200 million and
0.325% of amounts in excess of $200 million of average daily total net assets

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

Quality	0.10% of the first $100 million and
0.08% of amounts in excess of $100 million but less than
$250 million and
0.06% of amounts in excess of $250 million of average daily
total net assets
Emerging Markets	0.47% of the first $300 million and
0.50% of amounts in excess of $300 million of average daily
total net assets
Effective March 18, 2016:
0.25% of the first $300 million and
0.30% of amounts in excess of $300 million but less than
$600 million and
0.35% of amounts in excess of $600 million of average daily
total net assets
Risk Parity	0.25% of the first $300 million and
0.30% of amounts in excess of $300 million but less than
$600 million and
0.35% of amounts in excess of $600 million of average daily
total net assets
Foreign Value	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than
$200 million and
0.50% of assets in excess of $200 million of average daily
total net assets
Foreign Value Small Cap	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than
$200 million and
0.50% of amounts in excess of $200 million of average daily
total net assets.

As of March 31, 2017 and until July 31, 2018, the Sub-Adviser to each of Foreign Value and Foreign Value Small Cap Fund has contractually agreed to waive its sub-advisory fees such that the aggregate sub-advisory fee that the Sub-Adviser would receive during the waiver period would be calculated using the following annual rates:

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Value	0.30% of the first $35 million and
0.35% of amounts in excess of $35 million but less than
$200 million and
0.45% of assets in excess of $200 million of average daily
total net assets
Foreign Value Small Cap	0.30% of the first $35 million and
0.35% of amounts in excess of $35 million but less than
$200 million and
0.45% of amounts in excess of $200 million of average daily
total net assets.

This sub-advisory fee waiver only may be terminated upon the termination of the corresponding management fee waiver, and the corresponding management fee waiver only may be terminated with the approval of the Trustees.
Distribution Fees, including Fees under 12b-1 Plans
The Funds have entered into a distribution agreement (the "Distribution Agreement") with U.S. Boston Capital Corporation (the "Distributor"). For its services under the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25 percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.
Holders of Institutional Shares and R6 Shares pay no portion of the 12b-1 Plan expenses of the Funds applicable to Ordinary Shares, and neither Institutional Shares nor R6 Shares are subject to any other distribution plan adopted pursuant to Rule 12b-1. Holders of Institutional Shares and R6 Shares also are not entitled to vote on matters involving the 12b-1 Plan applicable to Ordinary Shares. During the year ended March 31, 2017, the aggregate 12b-1 distribution fees of the Funds were $3,609,953.
Transfer Agent Fees
Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the "Transfer Agent"), pursuant to a transfer agent agreement (the "Transfer Agent Agreement"). The Transfer Agent Agreement, with respect to Ordinary Shares and Institutional Shares, provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16 percent of the average daily total net asset value of each such class, and with respect to R6 Shares, base fees payable at an annual rate of 0.01 percent of the average daily total net asset value of R6 Shares. The Transfer Agent also is entitled to reimbursement of out of pocket expenses. As of March 31, 2017, the Transfer Agent has contractually agreed to waive such portion of the base fees that it would otherwise receive for serving as the transfer agent such that the aggregate transfer agent fee with respect to Institutional Shares of each of Small Cap, Foreign Value and Foreign Value Small Cap would be calculated using an annual rate of 0.04 percent of that Fund's net assets attributable to Institutional Shares.
During the year ended March 31, 2017, the aggregate amount of transfer agent fees paid by the Funds, exclusive of fee waivers, was $4,072,378.

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

Fund Administration Fees
Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the year ended March 31, 2017, the aggregate amount of fees paid by all Funds pursuant to this agreement was $749,001.
The Trustees have approved reimbursement to the Manager for a percentage of the compensation paid by the Manager to the Trust's Chief Compliance Officer. For the year ended March 31, 2017, the Trust reimbursed the Manager a portion of the Chief Compliance Officer's compensation in the aggregate amount of $230,677.
Custody and Fund Accounting
Custody and fund accounting services are provided to the Funds by State Street Bank and Trust Company ("State Street"). State Street is not affiliated with the Manager, any Sub-Adviser, or the Distributor. Custody credits generated by interest earned on uninvested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.
Trustees' Fees
For the year ended March 31, 2017, each Trustee who was not an "interested person" of the Trust, as that term is defined in the 1940 Act, received a fee for serving in that role in the aggregate amount of $36,500, and each of the Chairman of the Audit Committee and the Lead Independent Trustee received additional payments in the aggregate amount of $3,000. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets.
Fund Investments in Securities of Affiliated Entities
As of March 31, 2017, the market value of all securities of affiliated companies held in Emerging Markets Fund amounted to $57,407,743, representing 51.9% of net assets. As of March 31, 2017, no other Fund held securities of affiliated companies.

	Share		Share	Realized
	Balance		Balance	Gain	LT Cap	Dividend	Value	Acquisition
Name	3/31/16	Purchases Reinvested	3/31/17	Loss	Gain	Income	3/31/17	Cost
Risk Parity	5,829,244	384,938 80,527	6,294,709	—	—	$ 680,453	$ 57,407,743	$ 60,543,226
Fund

4. Purchases and Sales
During the year ended March 31, 2017, purchases of investment securities, other than U.S. Government obligations and short-term investments for Small Cap, Quality, Emerging Markets, Risk Parity, Foreign Value, and Foreign Value Small Cap, were $37,544,785, $36,906,327, $55,568,093, $27,112,380, $237,497,639, and $245,518,558, respectively. Sales of such securities for the Funds were $37,993,713, $53,810,045, $71,905,165, $22,887,666, $312,884,822 and $275,616,466, respectively.

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

5. Contingent Liability
The Trust maintains a joint fidelity bond with the Funds' Transfer Agent through ICI Mutual Insurance Company ("ICI Mutual"). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300 percent of the annual premium, one-third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.
6. Concentration of Risk
The relatively large investments of Emerging Markets and Risk Parity and, from time to time, Foreign Value and Foreign Value Small Cap, in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund's investments and the income they generate, as well as each Fund's ability to repatriate such amounts.
7. Federal Income Taxes
It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code ("IRC") applicable to regulated investment companies. Therefore, no Federal income tax provision is required.
The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Certain Funds had capital loss carryovers at March 31, 2017. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

	March 31, 2017
	Capital Loss		Capital Loss	Capital Loss
	Expires	Capital Loss	Short Term	Long Term
	March 31,	Expires	No Expiration	No Expiration	Total
	2018	2019	Short Term	Long Term	Capital Loss
Small Cap	$—	$—	$—	$—	$—
Quality	—	—	—	—	—
Emerging Markets	18,600,610	—	5,643,845	7,952,890	32,197,345
Risk Parity	—	—	303,451	3,522,743	3,826,194
Foreign Value	131,156,114	10,547,106	9,772,509	13,482,079	164,957,808
Foreign Value Small Cap	—	—	669,218	11,199,169	11,868,387

For the year ended March 31, 2017, capital losses utilized were as follows: Small Cap Fund $887,007, Emerging Markets Fund $1,127,384 and Foreign Value Fund $23,881,891. The Foreign Value Fund had $73,956,484 in capital loss carryforwards which expired March 31, 2017.

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

As a result of the passage of the Registered Investment Company Modification Act of 2010 ("the Act"), losses incurred in fiscal year ended March 31, 2012 and beyond retain their character as short-term or long-term and have no expiration date and are utilized before capital losses incurred prior to the Act.
The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by the tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016, or expected to be taken in the Funds' 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts ("REITs"), mark-to-market valuation on passive foreign investment companies ("PFICs") held and foreign capital gains taxes accrued. The net tax appreciation/ (depreciation) in the table below includes unrealized tax gain/ (loss) on foreign currency and investments.

	March 31, 2017
		Undistributed	Undistributed	Accumulated	Late-Year	Net Tax
	Org	Ordinary	Long-Term	Capital	Loss	Appreciation/
Portfolio	Cost	Income	Gains	Losses	Deferrals	(Depreciation)	Total
Small Cap Fund	$ —	$93,804	$ 5,700,422	$ —	$ —	$ 30,731,937	$ 36,526,163
Quality Fund	—	645,389	3,895,506	—	—	19,155,532	23,696,427
Emerging Markets Fund	—	1,436,751	—	(32,197,345)	—	1,828,442	(28,932,152)
Risk Parity Fund	(39,358)	130,122	—	(3,826,194)	—	326,268	(3,409,162)
Foreign Value Fund	—	19,999,166	—	(164,957,808)	—	277,669,479	132,710,837
Foreign Value
Small Cap Fund	—	4,536,047	—	(11,868,387)	—	73,967,400	66,635,060

At March 31, 2017, the tax composition of dividends was as follows:

	Ordinary	Long-Term	Tax Return
Portfolio	Income	Capital Gains	Of Capital
Small Cap Fund	$625,949	$ 668,292	$ —
Quality Fund	1,583,642	5,124,782	—
Emerging Markets Fund	2,010,935	—	—
Risk Parity Fund	700,812	—	—
Foreign Value Fund	17,856,565	—	—
Foreign Value Small Cap Fund	6,767,400	3,285,736	—

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2016, the tax composition of dividends was as follows:

	Ordinary	Long-Term	Tax Return
Portfolio	Income	Capital Gains	Of Capital
Small Cap Fund	$300	$ 6,565,186	$ —
Quality Fund	2,087,487	11,704,554	—
Emerging Markets Fund	1,889,308	—	—
Risk Parity Fund	513,452	—	—
Foreign Value Fund	28,536,391	—	—
Foreign Value Small Cap Fund	9,046,996	2,320,261	—

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on a Fund's net assets or a Fund's net asset value per share. For the year ended March 31, 2017, permanent differences in book and tax accounting have been reclassified to shares of beneficial interest, undistributed/(over-distributed) net investment income and accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency.

	Increase/(Decrease)
			Accumulated Net Gain/
		Undistributed/	(Loss) on Investments and
	Shares of	Accumulated	Foreign Denominated
	Beneficial	Net Investment	Assets, Liabilities and
	Interest	Income	Currency
Small Cap Fund	$—	$ (91,653)	$91,653
Quality Fund	—	(23,621)	23,621
Emerging Markets Fund		(57,206)	57,206
Risk Parity	—	(49,245)	49,245
Foreign Value Fund	(73,956,481)	5,294,942	68,661,539
Foreign Value Small Cap Fund	—	(242,988)	242,988

The permanent differences primarily relate to net operating losses, return of capital distributions by real estate investment trusts (REITs) and non-REIT securities, foreign currency reclasses, adjustments for sale of shares in passive foreign investment corporations (PFICs) and capital loss carryovers expiring in current year.

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

8. Transactions in Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

		Year ended	Year ended
		March 31, 2017	March 31, 2016
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	283,393	$7,334,911	184,484	$4,194,675
Shares issued in reinvestment of distributions	43,578	1,136,504	274,826	5,969,216
Contributions to capital from investment managers/ brokers	—	—	—	873
Shares redeemed	(398,871)	(9,416,909)	(221,202)	(5,054,249)
Net Change	(71,900)	(945,494)	238,108	5,110,515
Institutional Shares
Shares sold	35,744	$1,087,339	92,573	$2,191,546
Shares issued in reinvestment of distributions	2,647	80,608	8,391	212,276
Contributions to capital from investment managers/ brokers	—	—	—	—
Shares redeemed	(33,561)	(1,002,628)	(3,837)	(99,290)
Net Change	4,830	165,319	97,127	2,304,532
Total Net Change For Fund		$(780,175)		$7,415,047
Quality
Ordinary Shares
Shares sold	472,657	$7,955,745	365,249	$5,969,355
Shares issued in reinvestment of distributions	311,033	5,013,853	782,607	12,232,145
Contributions to capital from investment managers/ brokers	—	—	—	—
Shares redeemed	(1,321,679)	(22,233,546)	(833,946)	(14,044,377)
Net Change	(537,989)	(9,263,948)	313,910	4,157,123

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

	Year ended		Year ended
	March 31, 2017		March 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	49,012	$ 866,118	73,533	$ 1,366,866
Shares issued in reinvestment of distributions	23,556	403,977	63,192	1,047,094
Contributions to capital from investment managers/ brokers	—	—	—	—
Shares redeemed	(213,719)	(3,785,402)	(252,872)	(4,507,811)
Net Change	(141,151)	(2,515,307)	(116,147)	(2,093,851)
Total Net Change For Fund		$ (11,779,255)		$ 2,063,272
Emerging Markets
Ordinary Shares
Shares sold	570,000	$ 10,837,018	588,905	$ 11,569,615
Shares issued in reinvestment of distributions	80,974	1,523,927	86,329	1,497,799
Contributions to capital from investment manager/ brokers	—	—	—	135
Shares redeemed	(1,309,718)	(25,121,553)	(787,118)	(15,269,917)
Net Change	(658,744)	(12,760,608)	(111,884)	(2,202,368)
Institutional Shares
Shares sold	349,192	$ 6,950,354	377,275	$ 7,417,539
Shares issued in reinvestment of distributions	6,700	127,700	13,173	231,454
Contributions to capital from investment managers/ brokers	—	—	—	—
Shares redeemed	(667,008)	(12,648,814)	(247,081)	(4,690,144)
Net Change	(311,116)	(5,570,760)	143,367	2,958,849
Total Net Change For Fund		$ (18,331,368)		$ 756,481

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

	Year ended		Year ended
	March 31, 2017		March 31, 2016
	Shares	Dollars	Shares	Dollars
Risk Parity
Ordinary Shares
Shares sold	4,273	$37,674	8,035	$71,915
Shares issued in reinvestment of distributions	1,724	14,514	1,678	12,718
Contributions to capital from investment manager/brokers	—	93	—	—
Shares redeemed	(5,798)	(49,178)	(1,772)	(15,420)
Net Change	199	3,103	7,941	69,213
Institutional Shares
Shares sold	394,316	$3,442,139	1,872,838	$16,387,195
Shares issued in reinvestment of distributions	81,219	686,298	65,800	500,735
Contributions to capital from investment manager/ brokers	—	3,440	—	—
Shares redeemed	(199)	(1,667)	(1,087)	(8,686)
Net Change	475,336	4,130,210	1,937,551	16,879,244
Total Net Change For Fund		$4,133,313		$16,948,457
Foreign Value
Ordinary Shares
Shares sold	4,962,796	$87,128,974	12,725,056	$230,659,413
Shares issued in reinvestment of distributions	468,682	8,347,237	913,626	15,157,062
Contributions to capital from investment manager/brokers	—	—	—	901
Shares redeemed	(15,294,594)	(266,542,853)	(14,102,592)	(246,375,549)
Net Change	(9,863,116)	(171,066,642)	(463,910)	(558,173)
Institutional Shares
Shares sold	8,533,395	$150,411,751	13,038,132	$227,098,485
Shares issued in reinvestment of distributions	509,830	9,054,588	736,164	12,176,159
Contributions to capital from investment managers/ brokers	—	557	—	618
Shares redeemed	(10,304,811)	(180,629,437)	(4,586,255)	(77,735,164)
Net Change	(1,261,586)	(21,162,541)	9,188,041	161,540,098

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

	Year ended		Year ended
	March 31, 2017		March 31, 2016
	Shares	Dollars	Shares	Dollars

R6 Shares
Shares sold	3,578,619	$36,208,590	—	$—
Shares issued in reinvestment of distributions	—	—	—	—
Contributions to capital from investment managers/ brokers	—	—	—	—
Shares redeemed	(857)	(8,751)	—	—
Net Change	3,577,762	36,199,839	—	—
Total Net Change For Fund		$(156,029,344)		$160,981,925
Foreign Value Small Cap
Ordinary Shares
Shares sold	2,947,872	$36,741,548	13,971,473	$188,283,238
Shares issued in reinvestment of distributions	357,850	4,372,932	505,562	6,056,637
Contributions to capital from investment managers/ brokers	—	—	—	153
Shares redeemed	(7,058,318)	(87,527,124)	(8,432,240)	(104,485,474)
Net Change	(3,752,596)	(46,412,644)	6,044,795	89,854,554
Institutional Shares
Shares sold	6,689,956	$83,904,969	15,595,063	$198,515,213
Shares issued in reinvestment of distributions	392,576	4,797,280	345,253	4,139,583
Contributions to capital from investment managers/ brokers	—	—	—	325
Shares redeemed	(6,714,425)	(83,271,246)	(8,487,224)	(105,261,578)
Net Change	368,107	5,431,003	7,453,092	97,393,543
R6 Shares
Shares sold	181,237	$1,826,199	—	$—
Shares issued in reinvestment of distributions	—	—	—	—
Contributions to capital from investment managers/ brokers	—	—	—	—
Shares redeemed	—	—	—	—
Net Change	181,237	1,826,199	—	—
Total Net Change for Fund		$(39,155,442)		$187,248,097

PEAR TREE FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

Federal Tax Information (unaudited)
Designation Requirements at March 31, 2017
Qualified Dividend Income Percentage
Small Cap Fund	100%
Quality Fund	100%
Emerging Markets Fund	88%
Risk Parity Fund	96%
Foreign Value Fund	100%
Foreign Value Small Cap Fund	100%

The Funds may elect under section 853 of the Internal Revenue Code to pass through foreign tax credit to its shareholders for the year ended March 31, 2017.
The total amount of foreign taxes that is expected to pass through to shareholders and the respective foreign source income are as follows:

	Foreign Tax Credit	Foreign Source Income
Emerging Market Fund	248,234	2,289,782
Risk Parity Fund	161,988	1,491,942
Foreign Value Fund	4,913,853	49,157,262
Foreign Value Small Cap	1,505,469	19,482,706

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and Trustees of the Pear Tree Funds
We have audited the accompanying statements of assets and liabilities of the Pear Tree Polaris Small Cap Fund, Pear Tree Quality Fund, Pear Tree PanAgora Emerging Markets Fund, Pear Tree PanAgora Risk Parity Emerging Markets Fund, Pear Tree Polaris Foreign Value Fund, and Pear Tree Polaris Foreign Value Small Cap Fund, each a series of the Pear Tree Funds ("the Funds"), including the schedules of investments, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended except for the Pear Tree PanAgora Risk Parity Emerging Markets Fund in which the financial highlights were for each of the three years in the period then ended and for the period June 27, 2013 (commencement of operations) through March 31, 2014. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Pear Tree Funds, as of March 31, 2017, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 18, 2017

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund's portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds' web site at www.peartreefunds.com.
Portfolio Proxy Voting Policies and Information
Information on the Funds' proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2016 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.
Household Delivery of Fund Documents
With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund's transfer agent, by phone or in writing (see "For Account Information"). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

PEAR TREE FUNDS

TRUSTEES AND OFFICERS

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.
Messrs. Armstrong, Bulbrook, Dunlap and Marshall are members of the Funds' Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund's Statement of Additional Information ("SAI") includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds' web site at www.peartreefunds.com or call shareholder services at 1-800-326-2141.
Trustees who are not Interested Persons of the Trust
The following individuals are Trustees of the Trust (each, a "Trustee"), but not "interested persons" of the Trust, as that term is defined in the 1940 Act.

Other
		Term of		Number of	Directorships
		Office/	Principal	Portfolios	Held by
	Position	Length	Occupation(s)	in Fund	Trustee
Name	Held With	of Time	during Past	Complex	in Public
and Age	Trust	Served	Five Years	Overseen	Companies
Robert M. Armstrong	Trustee	Indefinite	Independent Director and	6	NewPage Corporation
(78)		Term	Consultant Services		(2006–2012);
		(1985 to	(1998–Present); Director,		NewPage Holding
		present)	NewPage Corporation,		Corporation
			NewPage Holding		(2006–2012);
			Corporation and NewPage		NewPage Group, Inc.
			Group, Inc. (2006–2012)		(2006–2012)
John M. Bulbrook	Trustee	Indefinite	CEO and Treasurer, John	6	None
(74)		Term	M. Bulbrook Insurance
		(1985 to	Agency, Inc. (d/b/a
		present)	Bulbrook/Drislane
Brokerage) (distributor of
financial products,
including insurance)
(1984–Present);

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (continued)

Other
		Term of		Number of	Directorships
		Office/	Principal	Portfolios	Held by
	Position	Length	Occupation(s)	in Fund	Trustee
Name	Held With	of Time	during Past	Complex	in Public
and Age	Trust	Served	Five Years	Overseen	Companies
William H. Dunlap	Trustee	Indefinite	President, New Hampshire	6	None
(65)		Term	Historical Society, (Feb.
		(October	2001–Present); Principal,
		2006 to	William H. Dunlap &
		present)	Company (consulting
firm)(2006–Present);
President, EQ Rider, Inc.,
(equestrian clothing sales)
(1998–2008); Director,
Merrimack County Savings
Bank (2005–Present);
Director, Merrimack Bank
Corp. (2005–2015)
Clinton S. Marshall	Trustee	Indefinite	Principal, Coastal CFO	6	None
(59)		Term (April	Solutions, outsource firm
		2003 to	offering CFO solutions to
		present)	businesses
(1998–Present); CFO, Fore
River Company
(2002–Present)

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (continued)

Trustees and Officers who are Interested Persons of the Trust
The following individuals are Trustees or officers of the Trust who are "interested persons" of the Trust, as that term is defined in the 1940 Act.

Other
		Term of		Number of	Directorships
		Office/	Principal	Portfolios	Held by
	Position	Length	Occupation(s)	in Fund	Trustee/Officer
Name	Held With	of Time	during Past	Complex	in Public
and Age	Trust	Served	Five Years	Overseen	Companies
Willard L. Umphrey*	Trustee,	Indefinite	Director, U.S. Boston	6	U.S. Boston
(75)	President,	Term	Capital Corporation;		Corporation; U.S.
	Chairman	(1985 to	President, Pear Tree		Boston Asset
	(1985 to	present)	Advisors, Inc.		Management
	present)				Corporation; Pear
Tree Advisors, Inc.;
Pear Tree Partners
Management LLC;
Unidine Corporation;
USB Corporation;
U.S. Boston
Insurance Agency,
Inc.; U.S. Boston
Capital Corporation;
Woundchek
Laboratories;
SCVNGR, Inc.
Leon Okurowski (74)	Vice	(1985 to	Director and Vice	N/A	Everest USB
	President,	present)	President, U.S. Boston		Canadian Storage,
	Treasurer		Capital Corporation;		Inc.; Pear Tree
	(1985 to		Treasurer, Pear Tree		Advisors, Inc.; U.S.
	present)		Advisors, Inc.; Trustee,		Boston Corporation;
			Pear Tree Funds		U.S. Boston Asset
			(4/17/1985–9/30/2004)		Management
Corporation; USB
Corporation; USB
Everest Management,
LLC; USB Everest
Storage LLC; U.S.
Boston Insurance
Agency, Inc.; U.S.
Boston Capital
Corporation;
Woundchek
Laboratories

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (continued)

Other
		Term of		Number of	Directorships
		Office/	Principal	Portfolios	Held by
	Position	Length	Occupation(s)	in Fund	Trustee/Officer
Name	Held With	of Time	during Past	Complex	in Public
and Age	Trust	Served	Five Years	Overseen	Companies
Deborah A. Kessinger	Assistant	(April	Senior Counsel (since	N/A	None
(53)	Clerk and	2005 to	9/04), President (since
	Chief	Present)	8/07) and Chief
	Compliance		Compliance Officer (since
	Officer		12/05), U.S. Boston
Capital Corporation; Senior
Counsel (since 9/2004)
and Chief Compliance
Officer (since 10/2006),
Pear Tree Advisors, Inc.;
Chief Compliance Officer
and General Counsel,
Wainwright Investment
Counsel, LLC (investment
management firm)
(2000–2004); Compliance
Attorney, Broadridge
Financial Solutions
(formerly Forefield, Inc.)
(software provider)
(2001–2004) and
Compliance Consultant
(2007 to 2016)
Diane Hunt	Assistant	(June	Controller (Since 3/2010)	N/A	None
(54)	Treasurer	2010 to	Pear Tree Advisors, Inc.;
		Present)	Accountant (Since 1984)
U.S. Boston Capital
Corporation
Alina Monisov	Clerk	February	Senior Compliance	N/A	None
(34)		2017 to	Manager, Pear Tree
		Present)	Advisors, Inc.; Chief
Compliance Officer and
Trust Administration
Associate, Winslow Wealth
Management (8/2013–
12/2016); Investment
Compliance Business
Analyst, JP Morgan
(7/2008–6/2013)

*	Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, affiliation with one or more of the Funds' investment advisor, Pear Tree Advisors, Inc., and the Funds' distributor, U.S. Boston Capital Corporation.

PEAR TREE FUNDS
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PEAR TREE FUNDS
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PEAR TREE FUNDS

SERVICE PROVIDERS

Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road,
Suite 202, Lincoln, MA 01773
Subadvisers	Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815
PanAgora Asset Management, Inc., 470 Atlantic Avenue,
8th Floor, Boston, MA 02210
Polaris Capital Management, LLC, 121 High Street,
Boston, MA 02110
Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road,
Suite 202, Lincoln, MA 01773
Custodian	State Street Bank and Trust Company, One Lincoln Street,
Boston, MA 02111
Fund Accountant	State Street Bank and Trust Company, One Lincoln Street,
Boston, MA 02111
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road,
Suite 202, Lincoln, MA 01773
Independent Registered	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400
Public Accounting Firm	Philadelphia, PA 19103
Legal Counsel	Sullivan & Worcester LLP, One Post Office Square
Boston, MA 02109
For Account Information	For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree
Funds, you can also call 1-800-326-2151. Telephone
representatives are available from 8:30 a.m. to 4:30 p.m.
Eastern Time. Or visit our website, www.peartreefunds.com

Address Service Requested

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To register, go to: **www.peartreefunds.com**

© 2016 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member, FINRA/SIPC

ITEM 2. Code of Ethics

(a)
As of the end of the period covered by this Form N-CSR, Pear Tree Funds has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant's principal executive officer and principal financial officer.

(c)	There have been no amendments to the Pear Tree Fund's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Pear Tree Fund's Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)(1) One copy of the Code of Ethics is being filed under Item 12(a) hereto.

(f)(3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-326-2151.

ITEM 3. Audit Committee Financial Expert

Pear Tree Fund's Trustees have determined that Mr. Clinton S. Marshall is an "audit committee financial expert," as defined in Item 3(b) of Form N-CSR. Mr. Marshall is "independent" under the standards set forth in Item 3(a)(2) of Form N-CSR.

ITEM 4. Principal Accountant Fees and Services

(a) - (d) The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant's principal accountant, Tait, Weller and Baker, LLP ("Tait Weller").

		FY 2016	FY 2017
Audit Fees*	Tait Weller	$137,000	$141,000
Audit-Related Fees**	Tait Weller	$0	$0
Tax Fees***	Tait Weller	$19,600	$20,200
All Other Fees****	Tait Weller	$0	$0

*    "Audit Fees" are fees associated with professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
**  "Audit-Related Fees" are fees associated with assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under "Audit Fees
*** "Tax Fees" are fees associated with professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  Included with general tax compliance, advice and planning provided by Tait Weller to Pear Tree Funds was a review of Pear Tree Funds' federal tax filings.
**** "All Other Fees" are fees associated with products and services provided by the principal accountant, other than the services reported as "Audit Fees," "Audit-Related Fees," or "Tax Fees."

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Trustees is needed for:

(i)   All audit and permissible non-audit services rendered to the Pear Tree Funds; and
(ii)  All permissible non-audit services rendered to Pear Tree Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis.

The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and the related fees to the Chairman of the Audit Committee.  Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

(e)(2)	No services in the past two fiscal years of the registrant were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g)	The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for each of the last two fiscal years of the registrant.

		2016	2017
Fees	Tait Weller	$39,500	$39,500

(h)	Not applicable.

ITEM 5. Audit Committee of Listed Registrants

 Not applicable.

ITEM 6. Investments

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

ITEM 10 Submission of Matters to a Vote of Security Holders

Not applicable.

ITEM 11. Controls and Procedures

(a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There has been no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Exhibits

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(a)(3) Not applicable.

(c)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

[Rest of page intentionally left blank]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pear Tree Funds

By: /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date:  June 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: June 1, 2017

By: /s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: June 1, 2017